Exhibit 3.107
Mr. José María Morera González
NOTARY PUBLIC NO. 102
MONTES URALES NO. 470-1ER. PISO
LOMAS DE CHAPULTEPEC
ZP 11000 MEXICO CITY, FEDERAL DISTRICT

BOOK FIVE HUNDRED NINE.	JMMG/EPV/GPGR
NOTARIAL INSTRUMENT NUMBER TWENTY-TWO THOUSAND EIGHT HUNDRED FORTY-TWO.
AT MEXICO CITY, FEDERAL DISTRICT, on June fourth, nineteen ninety-nine, I JOSE MARIA MORERA GONZALEZ, Notary Public Number One Hundred Two in and for Mexico City, Federal District, hereby certify the notarization of the following deeds:
A.- AMENDMENT TO CLAUSES SIXTEENTH, SECOND PARAGRAPH AND TWENTY-THIRD OF THE BY-LAWS of “TECNICOS DE TAPAS INNOVATIVAS”, SOCIEDAD ANONIMA DE CAPITAL VARIABLE;
B.- APPOINTMENT AND RATIFICATION OF THE MEMBERS OF THE BOARD OF DIRECTORS of “TECNICOS DE TAPAS INNOVATIVAS”, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, in favor of Messrs. CLAUDIO ZAPATA GOMEZ, CLAUDIO ZAPATA BAKAS, HERNAN ZAPATA AKINCILAR, RICARDO SERGIO LIAÑO y CUENCA and YOLANDA CASTILLO MEJIA; and
C.- THE RATIFICATION OF Mr. CLAUDIO ZAPATA BAKAS AS THE CHIEF EXECUTIVE OFFICER of “TECNICOS DE TAPAS INNOVATIVAS”, SOCIEDAD ANONIMA DE CAPITAL VARIABLE.
As a result of the protocolization of the minutes of the General Extraordinary and Ordinary Meetings of Shareholders dated April twenty-fourth, nineteen ninety-eight, that the undersigned makes upon request of Mr. Fernando Adrián Ramírez Gallegos as special representative, under the following background and clauses:
BACKGROUND
I.- ARTICLES OF INCORPORATION.- By means of a notarial instrument number twenty-eight thousand two hundred sixty-six, dated November twenty-sixth, nineteen ninety-seven, granted before Mr. Carlos Alejandro Durán Loera, Notary Public number eleven in and for Mexico City, Federal District, the first certified copy of which was duly recorded with Public Registry of
<Notarial Seal that reads:> <Emblem>. THE UNITED MEXICAN STATES. JOSE LUIS MORERA
GONZALEZ, ESQ., NOTARY PUBLIC NO. 102 IN AND FOR MEXICO CITY, FEDERAL DISTRICT. MEXICO.

Property and Commerce of the City of Guadalajara, State of Jalisco, Mexico, under number one hundred seventy-tree — one hundred seventy-four, book six hundred sixty-one, book first of Registry of Commerce, containing the incorporation, upon prior permit granted by the Secretaría de Relaciones Exteriores <Ministry of Foreign Affairs>, of “TECNICOS DE TAPAS INNOVATIVAS”, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, its domicile is El Salto, State of Jalisco, Mexico, duration ninety-nine years, with foreign shareholder admission clause, minimum fixed capital stock in the amount of fifty thousand Mexican Pesos, maximum capital stock unlimited and the corporate purposes are:
a) To provide counseling and advisory services in industrial, technical, accounting, fiscal and financial matters, as well as the assessment, review and performance of operating and industrial items.
b) To provide operating services in industrial and technical matters, as to anything regarding machinery and equipment operation for the manufacturing of all kind of plastic caps and bottles.
c) To provide counseling and advisory services in industrial relationships matters such as: human resources selection, hiring, training, planning and development.
d) To provide counseling and advisory services in economics, technical and industrial matters, such as: performing investment, marketing and profit feasibility studies and projects, and the implementation thereof.
e) To provide technical and professional services as well as providing counsel for industrial engineering studies and implementation of projects, facilities, processes, products, quality control, machinery and equipment operation.
f) To provide professional services and counseling in trading matters such as: market surveys or research, trading systems, sales, distribution, product development, publicity, advertisement, and sales promotions.
g) To develop and promote the creation and development of all kind of industrial, trading negotiations or of domestic or foreign services and to participate in all kind of Mexican and foreign business corporations.
h) To acquire, lease and otherwise negotiate with real estate property, machinery, vehicles and tools in general.
<Notarial Seal that reads:> <Emblem>. THE UNITED MEXICAN STATES. JOSE LUIS MORERA
GONZALEZ, ESQ., NOTARY PUBLIC NO. 102 IN AND FOR MEXICO CITY, FEDERAL DISTRICT. MEXICO.

i) To execute, accept and negotiate all kind of negotiable instruments and to execute, issue debentures or amortizable or non-amortizable real estate-related stock certificates, as well as to grant surety bonds, guarantees and otherwise secure all kind of credit transactions in the Mexican Republic or abroad.
j) To invest in all kind of machinery and equipment for the industry, and all kind of housing complexes and condominiums by providing them with all utilities and to build all kind of real estate property, including industrial plants.
k) To act as agent, representative, commissioning agent or distributor in the Mexican Republic or abroad on behalf of Mexican or foreign companies.
l) To enter into and execute all kind of agreements and legal actions whether of civil, labor, commercial nature or of any other nature for the performance of its corporate purpose.
m) To provide, develop, utilize, negotiate, receive and exchange all kind of technical assistance and to enter into all kind of administrative services agreements.
n) To acquire, transfer, and utilize all kind of patents, trademarks, trade names, copyrights and in general, all kind of industrial and intellectual property rights.
o) To provide and receive all kind of technical, industrial, administrative services or of any other nature in the country or abroad.”
And I hereinbelow transcribe the pertinent portion of such instrument, as follows:
“... ARTICLE SEVEN
MEETINGS OF SHAREHOLDERS
FOURTEENTH.- The Meeting of Shareholders is the main administrative body of the Corporation and any resolutions adopted thereat shall be binding for all shareholders, even for the absent and dissenting ones. In any event, absent or dissenting shareholders shall be entitled to all rights conferred upon them under provisions of articles two hundred one, two hundred six and relative articles of the Ley General de Sociedades Mercantiles <General Business Corporations Law>.
FIFTEENTH.- The Meetings of Shareholders may be Ordinary and Extraordinary, according to the following:
<Notarial Seal that reads:> <Emblem>. THE UNITED MEXICAN STATES. JOSE LUIS MORERA
GONZALEZ, ESQ., NOTARY PUBLIC NO. 102 IN AND FOR MEXICO CITY, FEDERAL DISTRICT. MEXICO.

a) Ordinary Meetings of Shareholders are to be held to transact the businesses related to the matters referred to in article one hundred eighty one of the General Business Corporations Law and those matters included in the Agenda which are not to be transacted at any Extraordinary Meeting.
b) Extraordinary Meetings of Shareholders are to be held to transact the businesses referred to in article one hundred eighty two of the above cited Law, i.e., the following:
1. The extension of the duration of the corporation.
2. The early dissolution of the corporation.
3. Any increase or reduction of the fixed or minimum portion of capital stock.
4. Changes in the corporate purpose of the corporation.
5. Change of nationality of the corporation.
6. Transformation of the corporation.
7. Merger with another corporation.
8. Issuance of preemptive shares.
9. Amortization of the shares owned by the corporation and issuance of shares with enjoyment rights.
10. Issuance of debentures.
11. Any other modification to the by-laws of the corporation.
c) All Meetings shall be held at the address of the corporation.
d) The Meetings shall be called by the Board of Directors through the Chairman or Secretary thereof, and upon request of any shareholder under the terms of articles 184 and 185 of the General Business Corporations Law, or by the statutory auditor under provisions of section VI of article 166 of the above mentioned Law.
e) The notice of any meeting shall be published in the official gazette or in any other major circulation newspaper in the state where the address of the Corporation is located at, within fifteen calendar days before the date on which the meeting is to be held. Likewise, acknowledgement of receipt of such notice of meeting shall be delivered to the shareholders of the corporation at the address determined by them for such purposes in the Book of Shares, or
<Notarial Seal that reads:> <Emblem>. THE UNITED MEXICAN STATES. JOSE LUIS MORERA
GONZALEZ, ESQ., NOTARY PUBLIC NO. 102 IN AND FOR MEXICO CITY, FEDERAL DISTRICT. MEXICO.

via fax transmission to the fax number determined in writing by each shareholder for such purposes.
If all shares are represented at the time of voting, no publication of the notice of meeting neither the delivery of the acknowledgement of receipt, nor the fax transmission shall be required.
f) Unless otherwise set forth in a court order, the corporation shall only acknowledge as shareholders to the individuals or legal entities whose names are recorded in the Book of Shares and shall be sufficient to allow the attendance of such individuals to the Meeting, upon prior identification.
g) General Ordinary and Extraordinary Meetings of Shareholders shall be presided by the Chairman of the Board of Directors assisted by the Secretary of such Board or with the assistance of any other person to be appointed by the Chairman of the Meeting. In the absence of the Chairman of the Board, the person appointed by majority vote of the Shareholders attending such meeting shall preside it.
h) Before the meeting is called to order, the person presiding it shall appoint one or more examiners who shall count the number of persons attending the meeting, the number of shares represented by them and the number of votes that each person is entitled to cast.
i) Shareholders may be represented at the meetings through a person that was granted with a general or special power of attorney or through a proxy granted before two witnesses.
j) Quorum shall exist at Ordinary Meetings of Shareholders if at least eighty one percent of the holders of shares of capital stock are present thereat. Any resolution adopted at any Ordinary Meeting duly convened shall be deemed as effective if at least fifty one percent of the holders of shares of capital stock invariably vote in favor.
In the event of second or further notice of meetings, at Ordinary Meetings of Shareholders, the attendance of at least fifty one percent of the holders of shares of capital stock shall be required to constitute quorum, and the favorable vote of at least fifty one percent of the holders of shares of capital stock shall be required to adopt valid resolutions.
k) Except for the provisions of paragraph j) above, at the ordinary meetings of Shareholders the attendance of at least eighty one percent of the holders of shares of capital stock shall be required to constitute quorum, and the favorable vote of at least eighty one percent of the holders of capital stock shall be required to adopt valid resolutions, in the following events,
<Notarial Seal that reads:> <Emblem>. THE UNITED MEXICAN STATES. JOSE LUIS MORERA
GONZALEZ, ESQ., NOTARY PUBLIC NO. 102 IN AND FOR MEXICO CITY, FEDERAL DISTRICT. MEXICO.

provided that the following resolutions may also be adopted by the managing director or by the board of directors, subject to the rules referred to quorum as set forth for the above mentioned administrative body:
I. The appointment of the person having the custody of shares issued but not subscribed and shares cancelled, under the terms of section eight, paragraph c).
II. The appointment of the individual having the custody of shares paid in kind held in deposit by the corporation, under the terms of section eight, paragraph d).
III. The issuance or redemption of shares of the variable portion of capital stock, under the terms of section eight, paragraph f).
IV. The amortization of shares with distributable profit, under the terms of section eight, paragraph k).
V. The withdrawal of shares of the variable portion of capital stock, under the terms of section eight, paragraph l).
VI. The granting of the right that each shareholder or group of shareholders representing one third of the capital stock of the corporation on behalf of one third of the Acting Directors and their Alternate Directors, respectively, under the terms of clause nineteenth.
VII. The appointment of Acting Members of the Board of Directors, the Secretary, except in the event of reelection of all members thereof.
VIII. The appointment of members of executive committees, under the terms of section twenty fifth, part two, paragraph a), subparagraph I.
IX. The appointment of attorneys-in-fact being authorized to appoint and/or revoke officers or employees of the corporation, under the terms of section twenty fifth, part two, paragraph a), subparagraph II.
X. The appointment of attorneys-in-fact being authorized to grant and/or revoke general and special powers of attorney, under the terms of section twenty second, part five, paragraph a), subparagraph III.
XI. The annulment, modification or revocation of resolutions adopted by majority vote of the Board of Directors, according to provisions of section twenty fifth, part two, paragraph a), subparagraph V.
<Notarial Seal that reads:> <Emblem>. THE UNITED MEXICAN STATES. JOSE LUIS MORERA
GONZALEZ, ESQ., NOTARY PUBLIC NO. 102 IN AND FOR MEXICO CITY, FEDERAL DISTRICT. MEXICO.

XII. The transfer of shares owned by other companies or of stock equity in other businesses, in which the corporation owns at least five percent of capital stock thereof, under the terms of section twenty fifth, part two, paragraph b), subparagraph I.
XIII. The granting of guarantees, surety bonds or joint and several obligations in favor of third parties to secure obligations of corporations in which the corporation is a holder or major stock holder owning at least fifty percent, under the terms of section twenty fifth, part two, paragraph b), subparagraph II.
XIV. The increase, reduction or even the elimination of the mandatory percentage of profit sharing set forth in section thirty third.
XV. Any other event in which the by-laws expressly set forth that special quorum is required at the time of voting.
l) Quorum shall exist at Extraordinary Meetings of Shareholders upon first or further notice, if at least eighty one percent of the holders of shares of capital stock are present thereat. Any resolution adopted at any Extraordinary Meeting shall be deemed as effective if at least eighty one percent of the holders of shares of capital stock invariably vote in favor.
As an exception to the foregoing, in the event that the only items of the Agenda to be transacted are the extension of the duration of the Corporation and/or the issuance of debentures, the attendance of at least fifty one percent of the holders of shares of capital stock shall be sufficient to constitute quorum at Extraordinary Meetings, and the favorable vote of at least fifty one percent of the holders of capital stock shall be required to adopt valid resolutions.
m) If the Ordinary or Extraordinary Meeting cannot be held on the date set forth to be held, a second and, as the case may be further notices shall be made expressly indicating such circumstance, and the meeting shall resolve all matters listed in the Agenda, observing the provisions of the preceding paragraphs of this section as to anything related to notices, terms and quorum.
n) Each share represents one vote and votes shall be by showing hands unless otherwise agreed by the majority of the attendants.
o) The resolutions shall be final, except for the right to object referred to in article two hundred one of the General Business Corporations Law.
<Notarial Seal that reads:> <Emblem>. THE UNITED MEXICAN STATES. JOSE LUIS MORERA
GONZALEZ, ESQ., NOTARY PUBLIC NO. 102 IN AND FOR MEXICO CITY, FEDERAL DISTRICT. MEXICO.

p) From all Meetings the corresponding minutes shall be prepared and recorded in the corresponding Book of Minutes, and shall be signed by the Chairman of the Meeting and by the Secretary, as well as by any and all Statutory Auditors and Directors who attended the meeting and want to sign such minutes.
q) If the minutes of the meeting cannot be transcribed into the corresponding Book of Minutes, such minutes shall be notarized before a Notary Public. The minutes of the General Extraordinary and Ordinary Meetings shall be notarized before a Notary Public, except for the minutes regarding increases or reductions to the variable portion of capital stock.
r) All minutes of the meetings of shareholders, as well as certificates of meetings which were not held due to absence of quorum shall be signed by the Chairman and Secretary of the Meeting, and as the case may be, by the statutory auditor.
s) Any resolutions adopted without a meeting by unanimous vote of shareholders representing all shares entitled to vote or the special category of shares in question, if any, for all legal purposes shall have the same effectiveness as if those resolutions were adopted at a General or Special Meeting of shareholders, respectively, upon confirmation in writing.
ARTICLE EIGHT
MANAGEMENT OF THE CORPORATION
SIXTEENTH.- The business of the corporation shall be managed by a Board of Directors to be integrated by the acting members or by Alternate members, if any, as appointed by the General Ordinary Meeting of Shareholders, which shall resolve on the appointment of Alternate Directors and shall determine under which circumstances they may act. Likewise, among the acting members a Chairman and Secretary shall be elected. Acting and alternate Directors do not need to be shareholders.
The Secretary so appointed does not need to be a director or a shareholder. If the Secretary is not a director, he shall be entitled to be heard but not to vote at the meetings of the board.
Each Acting Director or their corresponding Alternate Director shall be entitled to one vote.
SEVENTEENTH.- Alternate Directors may only act in lieu of the Acting Director that he/she represents, provided that the substitution of Directors is exercised in order to substitute the individual but not his/her title.
<Notarial Seal that reads:> <Emblem>. THE UNITED MEXICAN STATES. JOSE LUIS MORERA
GONZALEZ, ESQ., NOTARY PUBLIC NO. 102 IN AND FOR MEXICO CITY, FEDERAL DISTRICT. MEXICO.

In the event of waiver, disability or any other absence of the Acting Director, the Alternate Director shall act in substitution. In the event of waiver, disability, death or definite absence of the Acting Member, the Alternate Member automatically and with no need of any formality whatsoever shall become an Acting Member.
In the event of waiver, revocation, disability, death or other absence both of the Acting and the Alternate Director, the Chairman, or as the case may be, the acting Secretary of the Board of Directors may provisionally appoint any individual who in their opinion is the best candidate to substitute the missing Directors representing such shareholder or group of shareholders and who was appointed by them; such appointment shall be effective until a final appointment is made at the General Ordinary Meeting of Shareholders.
The appointment of Directors made by the Chairman or the Secretary shall be in full force and effect through simple notice delivered to the Acting or Alternate Directors; this notice may be delivered via fax to the fax number appointed by the Directors for such purposes.
During the period between the absence of the Acting Director and his/her alternate and the date of transmission of the fax informing of the provisional appointment of the missing Director by the Chairman of the Secretary of the Board, the remaining Directors shall be in charge of the Management of the corporation if statutory quorum exists.
EIGHTEENTH.- Any notice of Meeting of the Board of Directors shall be made by the Chairman or the Secretary, or by the Acting Directors of the Corporation within ten days before the date of the Meeting, through written notice to be delivered at the address appointed by each Director for such purposes, or transmitted via fax to the fax number appointed by each Director for such purposes.
If all Directors attend the Meeting at the time of calling the meeting to order, the above mentioned written notice of the meeting or the fax transmission shall not be required.
The notice of meeting shall include the Agenda to be prepared by the Chairman or by the Secretary of the Board or by the Acting Members calling such meeting, by including in any event, the businesses to be transacted as proposed by the above mentioned individuals, before the notice of meeting is sent.
NINETEENTH.- Any resolutions adopted without a Meeting of the Board of Directors by unanimous vote of all Acting Directors and their relative Alternates, for all legal purposes shall
<Notarial Seal that reads:> <Emblem>. THE UNITED MEXICAN STATES. JOSE LUIS MORERA
GONZALEZ, ESQ., NOTARY PUBLIC NO. 102 IN AND FOR MEXICO CITY, FEDERAL DISTRICT. MEXICO.

have the same effectiveness as if such resolutions were adopted by the Directors at a Meeting of the Board of Directors, upon confirmation in writing. The minutes adopted without a Meeting of the Board of Directors shall be transcribed into the corresponding Book of Minutes and shall be signed by the Chairman, the Secretary and all appointed and acting Members.
TWENTIETH.- The Board of Directors shall hold the meetings of the Board at the corporate address; however, upon resolution of the Board, such meeting may be held at any other address, from time to time.
TWENTY FIRST.- The Board of Directors or the Ordinary Meeting of Shareholders, with the favorable vote of at least eighty one percent of the holders of shares of capital stock, may resolve that each shareholder or group of shareholders is entitled to appoint at least one Acting Director.
TWENTY SECOND.- The remuneration paid to all Directors, whether acting or alternate directors shall be the same. For such purposes, the Annual General Ordinary Meeting of Shareholders shall determine the remuneration payable to Directors corresponding to the next period, and which shall be in full force and effect until a new resolution is adopted at the next Ordinary Meeting of Shareholders.
TWENTY THIRD.- The Chairman of the Board of Directors, the Secretary, if any, and the members of the Board of Directors may be reelected and shall hold their offices for one year from the date of their appointment, but shall remain in office until a new appointment is made and the appointed persons accept their offices.
TWENTY FOURTH.- Quorum for a Meeting of the Board of Directors shall exist upon first notice, if all acting Directors are present thereat.
Quorum for a Meeting of the Board of Directors shall exist upon second or further notice if the majority of acting Directors is present thereat.
In the absence of the Chairman, the Directors shall appoint by majority vote the person who shall preside the meeting.
From all meetings of the Board of Directors, the corresponding minutes shall be prepared to be recorded in the corresponding Book of Minutes, and shall be signed by the Chairman of the Meeting, the Secretary and by any and all Statutory Auditors, as well as by all Directors who attended the meeting and want to sign the minutes.
<Notarial Seal that reads:> <Emblem>. THE UNITED MEXICAN STATES. JOSE LUIS MORERA
GONZALEZ, ESQ., NOTARY PUBLIC NO. 102 IN AND FOR MEXICO CITY, FEDERAL DISTRICT. MEXICO.

For the purposes of a second notice of meeting, if no quorum exists upon first notice, a second notice of meeting shall be automatically made, to be held on the next business day, at the same time mentioned in the first notice and exactly on the same place, to transact the same Agenda and without need of any further notice.
This second notice method shall be contained in the first notice of meeting.
Once the meeting of the Board of Directors is called to order, any resolutions adopted thereat shall be valid through the favorable vote of majority of the appointed and acting Directors, except as provided in the next paragraph. The Chairman shall have the casting vote.
TWENTY FIFTH.- The Board of Directors shall have the most ample powers to perform the corporate purpose of the corporation and to direct and manage the businesses of the corporation, according to the following powers and which are subject to the limitation set forth in the second part of this section.
PART ONE.- POWERS
a) A General power of attorney for lawsuits and collections, including all general and special powers that must be expressly set forth according to Law, under the terms of first paragraph of article two thousand five hundred fifty four of the Civil Code of the Federal District, and relative articles of the Civil Codes of the States of the Mexican Republic.
This power of attorney includes the following authority, without limitation:
I. To submit and withdraw from litigation, including the “amparo” lawsuit.
II. To settle.
III. To submit to arbitration.
IV. To make and answer interrogatories.
V. To challenge.
VI. To receive payments.
VII. To file criminal complaints and charges in criminal matters and withdraw from them if permitted for by the Law.
VIII. To assist the Attorney General’s Office to demand restitution in tort.
<Notarial Seal that reads:> <Emblem>. THE UNITED MEXICAN STATES. JOSE LUIS MORERA
GONZALEZ, ESQ., NOTARY PUBLIC NO. 102 IN AND FOR MEXICO CITY, FEDERAL DISTRICT. MEXICO.

The power of attorney referred to in the preceding paragraph shall be exercised before private entities and before all kind of administrative or judicial authorities, whether of federal, state, municipal or criminal nature, and before the Conciliation and Arbitration Boards, whether local or federal and before all labor authorities.
b) A general power of attorney for acts of administration, under the terms of second paragraph of the above cited article two thousand five hundred fifty four of the Civil Code.
c) A general power of attorney for acts of domain, under the terms of third paragraph of the above mentioned article of the Civil Code.
d) A power of attorney to issue and execute negotiable instruments, under the terms of article ninth of the General Law of Negotiable Instruments and Credit Operations.
e) To appoint and/or revoke the chief executive officer, executive officers, deputy executive officers, managers, deputy managers, agents, officers or employees of the corporation.
f) To grant and/or revoke general and special powers of attorney.
In the agreements to be entered into with the Chief Executive Officer, the executive officers, deputy executive officers, managers, deputy managers, agents, officers or employees of the corporation, as well as in the powers of attorney granted, the express prohibition to assign the assets of the corporation shall be included.
     PART TWO: QUORUM FOR THE EXERCISE OF CERTAIN POWERS.
a) The favorable vote of majority of the appointed and acting members of the Board of Directors, or the favorable vote of at least eighty one percent of the holders of shares of capital stock met at an Ordinary Meeting of Shareholders shall be required in the following events:
I. The appointment of an Executive Committee or several committees to be integrated by Directors or not, which may only be created with the purpose to specifically assess management issues of the corporation and to recommend solutions to the Board or to the Meeting of Shareholders.
II. The appointment of attorneys-in-fact having the power to appoint and/or revoke the Chief Executive Officer, executive officers, deputy executive officers, managers, deputy managers, agents, officers or employees of the corporation.
<Notarial Seal that reads:> <Emblem>. THE UNITED MEXICAN STATES. JOSE LUIS MORERA
GONZALEZ, ESQ., NOTARY PUBLIC NO. 102 IN AND FOR MEXICO CITY, FEDERAL DISTRICT. MEXICO.

III. The appointment of attorneys-in-fact having the power to grant and/or revoke general and special powers of attorney.
IV. To delegate powers in favor of one or more directors acting whether jointly or severally.
V. To void, modify or revoke resolutions adopted through favorable vote of the majority of members of the Board of Directors, or even resolutions adopted through favorable vote of all appointed and acting Directors.
b) Favorable vote of all appointed and acting members of the Board of Directors, or favorable vote of at least eighty one percent of the holders of shares of capital stock met at an Ordinary Meeting of Shareholders shall be required in the following events:
I. To transfer securities consisting in shares of other companies or stock interests in other kind of businesses in which the corporation holds at least five percent of capital stock thereof, except in the event of shares that are publicly traded.
II. To grant guarantees, surety bonds or joint and several obligations in favor of third parties, to secure obligations of individuals and/or legal entities other than those in which the corporation holds at least fifty percent of shares of capital stock.
TWENTY SIXTH.- The Secretary shall authorize certified copies or extracts of the minutes of the Meetings of the Board, of the Meetings of Shareholders and of any other document of the Corporation and shall keep the records and communications of the Board of Directors.
TWENTY SEVENTH.- The Chief Executive Officer and the Executive Officers or Managers, if any, shall have the powers conferred upon them at the time of their appointment, or those that are granted upon them at the General Ordinary Meeting of Shareholders or at a Meeting of the Board of Directors. These powers may be extended or limited upon express resolution adopted at a Meeting of Shareholders or by the Board of Directors.
ARTICLE NINE
SURVEILLANCE OF THE CORPORATION
TWENTY EIGHTH.- The surveillance of the transactions of the Corporation shall be entrusted upon one or more Statutory Auditors, each one of which may have an alternate, as resolved by the Ordinary Meeting of Shareholders. Acting and Alternate Statutory Auditors shall hold their offices for one year and may be reelected indefinitely, but in any event, shall continue performing
<Notarial Seal that reads:> <Emblem>. THE UNITED MEXICAN STATES. JOSE LUIS MORERA
GONZALEZ, ESQ., NOTARY PUBLIC NO. 102 IN AND FOR MEXICO CITY, FEDERAL DISTRICT. MEXICO.

their duties until their substitutes are appointed and accept such appointments. For the purposes of this section, the years shall be counted from the date of an Annual General Ordinary Meeting of Shareholders to the next Meeting of the same nature.
Statutory Auditors may request, at any time, to the Secretary of the Board of Directors, a certified copy of any of the Minutes of the Meetings of Shareholders or of the Meetings of the Board of Directors.
TWENTY NINTH.- Each Statutory Auditor shall have the powers and obligations set forth in Article one hundred sixty six of the General Business Corporations Law.
THIRTIETH.- The members of the Board of Directors and Statutory Auditors are not required to grant a faithful performance of duties bond.”
II.- MINUTES OF GENERAL EXTRAORDINARY AND GENERAL ORDINARY MEETINGS OF SHAREHOLDERS HEREBY PROTOCOLIZED.- The shareholders of “TECNICOS DE TAPAS INNOVATIVAS”, SOCIEDAD ANONIMA DE CAPITAL VARIABLE held General Extraordinary and General Ordinary Meetings of Shareholders on April twenty fourth, nineteen ninety eight and for such purpose, the appearing party submitted before the undersigned the respective minutes book, so I hereinbelow transcribe the entire minutes which to the letter read as follows:
“At El Salto, Jalisco, 8:30 a.m. on April 24, 1998 at the corporate domicile of Técnicos de Tapas Innovativas, S.A. de C.V. met Messrs. Fernando Adrián Ramírez Gallegos and Raquel Morales Montero on behalf of Industrias Innopack, S.A. de C.V. and of Metalpack, S.A. de C.V. to hold a General Meeting of Shareholders both as Annual Extraordinary and Ordinary Meeting.
The Meeting was presided over by Mr. Claudio Zapata Bakas, who was appointed by unanimous vote. The Chair person designated Mr. Adrián Ramírez Gallegos as secretary and scrutineer, under the terms of clause fifteenth sub-clauses g) and h) of the by-laws, who accepted his appointment and performed his duties, after counting the shares, he certified that all shares of capital stock are represented at the meeting, in accordance with the attendance list prepared by him and that is attached to these minutes.
In view of the foregoing the Chair person called the meeting to order, even if no notice of meeting was previously published, under the terms of article 188 of the General Business Corporations Law and clause fifteenth, sub-clause e) third paragraph of the by-laws and thereafter the Secretary proceed to read the following:
<Notarial Seal that reads:> <Emblem>. THE UNITED MEXICAN STATES. JOSE LUIS MORERA
GONZALEZ, ESQ., NOTARY PUBLIC NO. 102 IN AND FOR MEXICO CITY, FEDERAL DISTRICT. MEXICO.

AGENDA
GENERAL EXTRAORDINARY MEETING OF SHAREHOLDERS
Sole.- Amendment to clauses sixteenth, second paragraph and twenty third of the By-laws.
Thereafter the businesses set out in the Agenda were discussed as follows:
One.- Amendment to clauses sixteenth, second paragraph and twenty third of the By-laws. In connection with first item of the agenda, the Chair person proposed the shareholders to amend clauses sixteenth, second paragraph and twenty third of the By-laws, with the purpose for the Secretary of the Board of Directors is assisted in case of absence and so to enable a better control of the corporation management. Thereafter, the terms for the amendment proposed were brought unto consideration of those present and upon prior discussion, the shareholders have, by unanimous vote,
RESOLVED
SOLE.- To approve the amendment to clauses sixteenth, second paragraph and twenty third of the By-laws to be read as follows:
Clause Sixteenth.- (Second paragraph)... “The Secretary so appointed does not need to be a director or a shareholder. If the Secretary is not a director, he shall be entitled to be heard but not to vote at the meetings of the board. The board of directors or the meeting of shareholders, if any, may appoint an Alternate Secretary, who does not need to be a director or shareholder and shall be entitled to be heard but not to vote, and may substitute the regular secretary in case of his absence and assist him in the control of Stock Record Books or Increases or Reductions to capital stock carried out by the corporation, as well as to prepare the minutes of the meetings of the board and of the shareholders or authorize any certified copies or abstracts of such minutes and shall keep the records and correspondence of the Board.”...
Clause Twenty Third.- “The Chairman of the Board of Directors, the Regular Secretary and its Alternate Secretary, if any, the members of the Board of Directors may be reelected and shall hold their offices for one year from the date of their appointment, but shall remain in office until their successors are appointed and qualified.”
<Notarial Seal that reads:> <Emblem>. THE UNITED MEXICAN STATES. JOSE LUIS MORERA
GONZALEZ, ESQ., NOTARY PUBLIC NO. 102 IN AND FOR MEXICO CITY, FEDERAL DISTRICT. MEXICO.

AGENDA
ANNUAL GENERAL ORDINARY MEETING OF SHAREHOLDERS
I.- Report of the Chairman of the Board of Directors of the Corporation for irregular fiscal year running from November 26 to December 31, 1997, under the terms of article 172 of the General Business Corporations Law.
II.- Submission of balance sheets and notes to financial statements, statement of results, statement of variations to net worth accounts and statement of changes in financial condition for irregular fiscal year ending on December 31, 1997.
III.- Report of the Statutory Auditor of the Corporation.
IV.- Discussion and authorization, if any, of the information referred to in items I and II of this Agenda.
V.- Resolutions on results of fiscal year.
VI.- Ratification of actions and resolutions of the Chairman of the Board of Directors of the Corporation.
VII.- Appointment or ratification, if any, of the members of the Board of Directors, Statutory Auditor, Alternate Secretary and relative resolutions.
VIII.- Appointment of representatives.
Thereafter the businesses contained in the Agenda were discussed as follows:
I.- Report of the Chairman of the Board of Directors of the Corporation for irregular fiscal year running from November 26 to December 31, 1997, under the terms of article 172 of the General Business Corporations Law.- Regarding item I of the Agenda, the Chair person read the report of the Chairman of the Board of Directors of the Corporation on the conditions of the Corporation for irregular fiscal year running from November 26 to December 31, 1997, under the terms of a copy of such document attached to these minutes.
II.- Submission of balance sheets and notes to financial statements, statement of results, statement of variations to net worth accounts and statement of changes in financial condition for irregular fiscal year ending on December 31, 1997.- Regarding item II of the Agenda, the Financial Statements of the corporation as of December 31, 1997 were submitted to the Meeting and attached to the file of these minutes in a copy of such documents.
<Notarial Seal that reads:> <Emblem>. THE UNITED MEXICAN STATES. JOSE LUIS MORERA
GONZALEZ, ESQ., NOTARY PUBLIC NO. 102 IN AND FOR MEXICO CITY, FEDERAL DISTRICT. MEXICO.

III.- Report of the Statutory Auditor of the Corporation.- Regarding item III of the Agenda, the Statutory Auditor report was read as follows:
               Mexico City, Federal District, on April 2, 1998.
To shareholders of
Técnicos de Tapas Innovativas, S.A. de C.V.
In compliance with the provisions under article 166 of the General Business Corporations Law and the by-laws of the corporation, I hereby submit before you my report and opinion on the veracity, reasonability and sufficiency of the information submitted before you by the Chairman of the Board of Directors of the Corporation regarding the operations carried out by the corporation during irregular fiscal year ending on December 31, 1997.
I have obtained from the Chairman of the Board of Directors of the Corporation all information on the operations, documentation and registries that I deemed necessary to research. Likewise, I reviewed the balance sheets as of such date and the related statements of results, of variations to net worth accounts and changes in financial condition for fiscal year then ended. Thus, I propose that the information submitted is approved by this Meeting.
MR. RAQUEL MORALES MONTERO
Statutory Auditor of the Corporation
IV.- Discussion and authorization, if any, of the information referred to in items I and II of this Agenda.- Regarding item IV of the Agenda, the Meeting has, taking into account the Statutory Auditor report, approved by unanimous vote the information set out in article 172 of the General Business Corporations Law, under the terms it was submitted regarding items I and II of the Agenda.
V.- Resolutions on results of fiscal year. Regarding item V of the Agenda, shareholders have, by unanimous vote, taken note that the corporation has no operations during irregular fiscal year ending on December 31, 1997, thus there is no results to apply.
VI.- Ratification of actions and resolutions of the Chairman of the Board of Directors of the Corporation. Regarding item VI of the Agenda, the Meeting resolved, by unanimous vote, to ratify the resolutions adopted and acts carried out by the Chairman of the Board of Directors of the Corporation for irregular fiscal year ending on December 31, 1997.
<Notarial Seal that reads:> <Emblem>. THE UNITED MEXICAN STATES. JOSE LUIS MORERA
GONZALEZ, ESQ., NOTARY PUBLIC NO. 102 IN AND FOR MEXICO CITY, FEDERAL DISTRICT. MEXICO.

VII.- Appointment or ratification, if any, of the members of the Board of Directors, Statutory Auditor, Alternate Secretary and relative resolutions. Regarding item VII of the Agenda, the Meeting have, by unanimous vote, adopted for irregular fiscal year ending on December 31, 1997,
RESOLVED
VII.1. Resolved ratify the following individuals as the members of the Board of Directors:
Mr. Claudio Zapata Gómez
Mr. Claudio Zapata Bakas
Mr. Hernán Zapata Akincilar
Mr. Ricardo Sergio Liaño y Cuenca
VII.2. Resolved to appoint Mr. Claudio Zapata Bakas as the Chairman of the Board of Directors of the Corporation, upon prior thanking Mr. Claudio Zapata Gómez, Chairman of the Board of Directors of the Corporation for the good performance of his duties for the irregular fiscal year ending on December 31, 1997 and who is hereby released from any liability he may incurred up to date in the performance of his duties, so that he is hereby granted the most ample release according to the law.
VII.3. Resolved to ratify Mr. Ricardo Sergio Liaño y Cuenca as Regular Secretary of the Corporation and appoint Ms. Yolanda Castillo Mejía as Alternate Secretary, without preventing that the General Ordinary Meeting of Shareholders may, at any time, make any changes or substitutions it may deem advisable and applicable regarding such appointments, in the exercise of the powers conferred upon under the by-laws.
VII.4. Resolved to ratify Mr. Claudio Zapata Bakas as Chief Executive Officer and Mr. Raquel Morales Montero as Statutory Auditor.
The individuals appointed, accepted their appointment and protested the faithful and prompt performance of their duties, they will grant a faithful performance of duties bond under the terms of the by-laws.
VII.5. The waive of the Directors, of the Regular Secretary and Alternate Secretary, as well as of the Chief Executive Officer, to receive any remuneration for their duties is hereby accepted.
<Notarial Seal that reads:> <Emblem>. THE UNITED MEXICAN STATES. JOSE LUIS MORERA
GONZALEZ, ESQ., NOTARY PUBLIC NO. 102 IN AND FOR MEXICO CITY, FEDERAL DISTRICT. MEXICO.

VIII.- Appointment of representatives. Regarding item VIII of the Agenda, the Meeting has, by unanimous vote, appointed Messrs. Claudio Zapata Bakas, Fernando Adrián Ramírez Gallegos, Yolanda Castillo Mejía and Alejandra Baltierra Alvarez, as representatives to appear before the Notary Public of their choice to protocolize all or part of the resolutions adopted at this Annual General Extraordinary and Ordinary Meeting of Shareholders and to issue the copies or certified copies which entirely or in the pertinent portion are required, so that they carry out or have carried out through the persons designated for such purposes, any actions for the recording with Public Registry of Commerce of the corporate address.
As there is no other business to discuss these minutes were read and brought unto consideration of shareholders, and approved by unanimous vote under these terms, thus the Meetings were adjourned. Signed by the Chair person and secretary, statutory auditor and shareholders present thereat.
Claudio Zapata Bakas
Chair person of the Meeting
Fernando Adrián Ramírez GallegosSecretary and Scrutineer
Raquel Morales Montero
Statutory Auditor
Shareholders
Industrias Innopack, S.A. de C.V., herein represented by Messrs. Fernando Adrián Ramírez Gallegos and Raquel Morales Montero.
Metalpack, S.A. de C.V., herein represented by Messrs. Fernando Adrián Ramírez Gallegos and Raquel Morales Montero.”
Illegible Signatures.
“ATTENDANCE LIST OF THE ANNUAL GENERAL EXTRAORDINARY AND ORDINARY MEETINGS OF SHAREHOLDERS HEREBY OF “TECNICOS DE TAPAS INNOVATIVAS”, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, HELD ON APRIL 24, 1998, AT 8:30 A.M.
<Notarial Seal that reads:> <Emblem>. THE UNITED MEXICAN STATES. JOSE LUIS MORERA
GONZALEZ, ESQ., NOTARY PUBLIC NO. 102 IN AND FOR MEXICO CITY, FEDERAL DISTRICT. MEXICO.

SHAREHOLDERS	SHARES	SIGNATURES

“Industrias Innopack, S.A. de C.V., herein represented by Messrs. Fernando Adrián Ramírez Gallegos and Raquel Morales Montero.”	49	(Illegible Signatures)

“Metalpack, S.A. de C.V., herein represented by Messrs. Fernando Adrián Ramírez Gallegos and Raquel Morales Montero.”	1	(Illegible Signatures)

“TOTAL	50

The Scrutineer hereby Certifies that all shares of capital stock subscribed and paid for of Técnicos en Tapas Innovativas, S.A. de C.V. are represented at this meeting.
Fernando Adrián Ramírez Gallegos
Secretary and Scrutineer.”
Illegible signature.
IN VIEW OF THE FOREGOING, the appearing party grants the following:
CLAUSES
FIRST.- The minutes of General Extraordinary and Ordinary Meetings of Shareholders of “TECNICOS DE TAPAS INNOVATIVAS”, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, dated April twenty fourth, nineteen ninety eight are hereby protocolized, for any legal effects it may be deemed appropriate.
SECOND.- The amendment to clauses sixteenth, second paragraph and twenty third of the by-laws of “TECNICOS DE TAPAS INNOVATIVAS”, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, is formalized so that hereinafter they shall read under the terms of the minutes transcribed hereinabove.
THIRD.- The appointment and ratification of the members of the Board of Directors of “TECNICOS DE TAPAS INNOVATIVAS”, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, is
<Notarial Seal that reads:> <Emblem>. THE UNITED MEXICAN STATES. JOSE LUIS MORERA
GONZALEZ, ESQ., NOTARY PUBLIC NO. 102 IN AND FOR MEXICO CITY, FEDERAL DISTRICT. MEXICO.

hereby formalized, such Board is comprised by the following individuals, who shall have the position set out hereinbelow:
Claudio Zapata Gómez
Claudio Zapata Bakas.
Chairman

Hernán Sergio Liaño y Cuenca	Regular Secretary
Yolanda Castillo Mejía
Alternate Secretary
FOURTH.- The ratification of Mr. CLAUDIO ZAPATA BAKAS as the Chief Executive Officer of “TECNICOS DE TAPAS INNOVATIVAS”, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, is hereby formalized, under the terms of the minutes transcribed hereinbelow.
CAPACITY
Mr. FERNANDO ADRIAN RAMIREZ GALLEGOS states that his principal has legal capacity to enter into this deed and proves the existence of his principal and his capacity as special representative of “TECNICOS DE TAPAS INNOVATIVAS”, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, which has not been revoked nor limited or amended in any manner whatsoever by means of the minutes inserted in the text hereof and with the powers of the Meeting of Shareholders which have been likewise transcribed in background section of this instrument.
I THE NOTARY CERTIFY:
I.- That the appearing party expressly and under oath recites that his principal has included the foreign shareholder admission clause in its by-laws, but has no foreign investment in its capital stock.
II.- That in my opinion the appearing party has legal capacity to enter into this deed and I verified his identity under the terms of article sixty three of the Notarial Law for Mexico City, Federal District in force, in accordance with the identity list that I attach to the appendix hereof as Exhibit “B”.
III.- That the personal data of appearing party are:
<Notarial Seal that reads:> <Emblem>. THE UNITED MEXICAN STATES. JOSE LUIS MORERA
GONZALEZ, ESQ., NOTARY PUBLIC NO. 102 IN AND FOR MEXICO CITY, FEDERAL DISTRICT. MEXICO.

Mexican, resident of and place of birth: Orizaba, State of Veracruz, Mexico, date of birth is May twenty third, nineteen forty seven, married, his domicile is Sierra Vertientes 370, Colonia Lomas de Chapultepec, Delegación Miguel Hidalgo, Z.C. 11000, Mexico City, Federal District, public accountant.
IV.- That I had under sight the documents referred to in this instrument.
V.- That once this instrument was read by appearing party, having explained the contents hereof and warned on the penalties incurred by those who make false statements, he agreed with this instrument and signed it on June fourth, nineteen ninety nine, when I do authorize.
I attest.
FERNANDO ADRIAN RAMIREZ GALLEGOS
SIGNATURE.
JOSE MARIA MORERA GONZALEZ
SIGNATURE
Authorizing seal
I ATTACH TO THE APPENDIX OF THIS INSTRUMENT AS EXHIBIT “A” BLANK PAGE(S) SEALED AND SIGNED BY THE UNDERSIGNED NOTARY, CONTAINING TOTAL COMPLEMENTARY NOTES TO THIS INSTRUMENT.
THIS IS THE FIRST CERTIFIED COPY ISSUED TO “TECNICOS DE TAPAS INNOVATIVAS”, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, IN THIRTY PAGES.
MEXICO CITY, FEDERAL DISTRICT ON JUNE SEVENTH, NINETEEN NINETY NINE.
ggv.
/S/
<Notarial Seal that reads:> <Emblem>. THE UNITED MEXICAN STATES. JOSE LUIS MORERA
GONZALEZ, ESQ., NOTARY PUBLIC NO. 102 IN AND FOR MEXICO CITY, FEDERAL DISTRICT. MEXICO.

<EMBLEM> THE UNITED	PUBLIC REGISTRY OF PROPERTY AND COMMERCE

MEXICAN STATES	Guadalajara, Jal., on June 18, 1999

GOVERNMENT OF THE STATE OF JALISCO	Filed for recording on this day at 12:12 a.m.

EXECUTIVE POWER	/S/

GENERAL SECRETARY	MR. MANUEL TORRES JACOBO

Guadalajara, Jal, on June 18, 1999
Recorded under number 390, Volume 703, First Book of Registry of commerce. I attach the respective documentation under number 28 to the Appendix 3061 of this Book.

Recording fees was paid as reference Ing. No. 7676583 in the amount of “145.00. I attest.
F-53-A
<Notarial Seal that reads:> <Emblem>. THE UNITED MEXICAN STATES. JOSE LUIS MORERA
GONZALEZ, ESQ., NOTARY PUBLIC NO. 102 IN AND FOR MEXICO CITY, FEDERAL DISTRICT. MEXICO.

Carlos A. Durán Loera
Notary Public
9402. CCV CD*do
INSTRUMENT NUMBER TWENTY EIGHT THOUSAND TWO HUNDRED SIXTY SIX
     BOOK SEVEN HUNDRED THIRTY FIVE
     IN MEXICO CITY, FEDERAL DISTRICT, on this day November, twenty six, nineteen ninety seven, I CARLOS ALEJANDRO DURAN LOERA, Notary Public number Eleven in and for the Federal District, hereby certify:
     THE INCORPORATION AGREEMENT OF A BUSINESS CORPORATION WITH VARIABLE CAPITAL STOCK (SOCIEDAD MERCANTIL EN FORMA DE ANONIMA DE CAPITAL VARIABLE), entered into by and between “METALPACK”, SOCIEDAD ANONIMA DE CAPITAL VARIABLE (A BUSINESS CORPORATION), herein represented by Mr. ADRIAN RAMIREZ GALLEGOS and “INDUSTRIAS INNOPACK” SOCIEDAD ANONIMA DE CAPITAL VARIABLE (A BUSINESS CORPORATION), herein represented by Mr. CLAUDIO ZAPATA BAKAS; the above mentioned agreement contains the By-Laws prepared according to the permit of the Ministry of Foreign Affairs attached to this instrument as schedule “A”, which is hereinafter transcribed:
PERMIT OF THE MINISTRY OF FOREIGN AFFAIRS
     “On the upper left side of the page: A seal bearing the National Coat of Arms of the Mexican Republic. Next to the Seal: MINISTRY OF FOREIGN AFFAIRS. MEXICO. On the upper right side: PERMIT 09041487 — FILE 9709040510 — FOLIO 41720. On the center: With reference to the request filed by Mr. ADRIAN RAMIREZ GALLEGOS, this Ministry hereby grants the permit to organize an SA DE CV (A BUSINESS CORPORATION) under the corporate name TECNICOS DE TAPAS INNOVATIVAS, SA DE CV. This permit shall be subject to the condition that the articles of incorporation set forth the foreigners exclusion clause set forth in Article 30, or the agreement set forth in Article 31, both of the Reglamento de la Ley para Promover la Inversión Mexicana y Regular la Inversión Extranjera (Regulations to the Law to Promote Mexican Investment and to Regulate Foreign Investment). The Notary or Commercial Notary Public, before whom this permit is used, shall provide notice to the Ministry of Foreign Affairs within 90 business days from the authorization date of the corresponding Notarial Instrument. This is informed based on provisions of Articles 27, Section I, of the Federal Constitution of the Mexican Republic, 15 of the Ley de Inversión Extranjera (Foreign Investment Law), and
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES CARLOS ALEJANDRO DURAN LOERA, Esq., NOTARY PUBLIC No. 11 IN AND FOR MEXICO CITY, FEDERAL DISTRICT>

Carlos A. Durán Loera
Notary Public
according to provisions of Article 28, Section V of the Ley Orgánica de la Administración Pública Federal (Organic Law of the Federal Public Administration). This permit shall expire if the same is not used within 90 days after the date of issuance, and this permit is granted without prejudice to provisions of article 91 of the Ley de Fomento y Protección de la Propiedad Industrial (Law of Promotion and Protection of Industrial Property). TLATELOLCO, MEXICO CITY, on this day November 24th, 1997. EFFECTIVE SUFFRAGE, NO REELECTION. DIRECTOR OF PERMITS GRANTED UNDER PROVISIONS OF ARTICLE 27 OF THE FEDERAL CONSTITUTION. MS. GEORGINA BAZAN ZAMUDIO. Initials.- Date seal .- P.A-1-109629.”
     IN VIEW OF THE FOREGOING, the appearing parties grant the following:
BY-LAWS
ARTICLE ONE
ORGANIZATION
     FIRST.- The corporation is a sociedad anónima de capital variable (a business corporation with variable capital stock) to be governed under these by-laws and as for anything not provided for herein, the provisions of the General Law of Business Corporation shall apply.
ARTICLE TWO
NAME, CORPORATE PURPOSE, ADDRESS AND DURATION
     SECOND.- The name of the corporation is “TÉCNICOS DE TAPAS INNOVATIVAS” to be always followed by the words “SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE” or by its abbreviation “S.A. DE C.V.”.
     THIRD.- The purpose of the Corporation shall be as follows:
     p) To provide counseling and advisory services in industrial, technical, accounting, fiscal and financial matters, as well as the assessment, review and performance of operating and industrial items.
     q) To provide operating services in industrial and technical matters, as to anything regarding machinery and equipment operation for the manufacturing of all kind of plastic caps and bottles.
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES CARLOS ALEJANDRO DURAN LOERA, Esq., NOTARY PUBLIC No. 11 IN AND FOR MEXICO CITY, FEDERAL DISTRICT>

Carlos A. Durán Loera
Notary Public
     r) To provide counseling and advisory services in industrial relationships matters such as: human resources selection, hiring, training, planning and development.
     s) To provide counseling and advisory services in economics, technical and industrial matters, such as: performing investment, marketing and profit feasibility studies and projects, and the implementation thereof.
     t) To provide technical and professional services as well as providing counsel for industrial engineering studies and implementation of projects, facilities, processes, products, quality control, machinery and equipment operation.
     u) To provide professional services and counseling in trading matters such as: market surveys or research, trading systems, sales, distribution, product development, publicity, advertisement, and sales promotions.
     v) To develop and promote the creation and development of all kind of industrial, trading negotiations or of domestic or foreign services and to participate in all kind of Mexican and foreign business corporations.
     w) To acquire, lease and otherwise negotiate with real estate property, machinery, vehicles and tools in general.
     x) To execute, accept and negotiate all kind of negotiable instruments and to execute, issue debentures or amortizable or non-amortizable real estate-related stock certificates, as well as to grant surety bonds, guarantees and otherwise secure all kind of credit transactions in the Mexican Republic or abroad.
     y) To invest in all kind of machinery and equipment for the industry, and all kind of housing complexes and condominiums by providing them with all utilities and to build all kind of real estate property, including industrial plants.
     z) To act as agent, representative, commissioning agent or distributor in the Mexican Republic or abroad on behalf of Mexican or foreign companies.
     aa) To enter into and execute all kind of agreements and legal actions whether of civil, labor, commercial nature or of any other nature for the performance of its corporate purpose.
     bb) To provide, develop, utilize, negotiate, receive and exchange all kind of technical assistance and to enter into all kind of administrative services agreements.
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES CARLOS ALEJANDRO DURAN LOERA, Esq., NOTARY PUBLIC No. 11 IN AND FOR MEXICO CITY, FEDERAL DISTRICT>

Carlos A. Durán Loera
Notary Public
     cc) To acquire, transfer, and utilize all kind of patents, trademarks, trade names, copyrights and in general, all kind of industrial and intellectual property rights.
     dd) To provide and receive all kind of technical, industrial, administrative services or of any other nature in the country or abroad.
     FOURTH.- The corporate address of the corporation shall be located in El Salto, State of Jalisco, but the Meeting of Shareholders, the Managing Director or the Board of Directors of the Corporation may establish factories, warehouses, workshops, offices, agencies or branches of the corporation anywhere else within the Mexican Republic or abroad, and may determine different mailing addresses for the performance of certain actions and agreements, without constituting a change in the corporate address of the corporation.
     FIFTH.- The duration of the corporation shall be of NINETY NINE years counted from the execution date of the articles of incorporation of the corporation.
ARTICLE THREE
FOREIGN SHAREHOLDERS
     SIXTH.- The Corporation shall be organized under the laws of the United Mexican States. Any alien that, upon incorporation of the corporation or at any time thereafter acquires any shares of stock or partnership interest therein, formally agrees before the Ministry of Foreign Affairs to be deemed as a Mexican national with regards to any shares or interests he/she may acquire or hold, and regarding the goods, rights, concessions, equity stock or interests held by the corporation, or related to the rights and obligations derived from any agreements entered into by and between the corporation and the Mexican governmental agencies, it being further understood that such alien agrees not to invoke the protection of his or her government, under penalty of forfeiting such shares or interests to the United Mexican States.
ARTICLE FOUR
CAPITAL STOCK, SHARES AND SHAREHOLDERS
     SEVENTH.- The capital stock of the corporation is of variable nature and shall be subject to the following provisions:
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES CARLOS ALEJANDRO DURAN LOERA, Esq., NOTARY PUBLIC No. 11 IN AND FOR MEXICO CITY, FEDERAL DISTRICT>

Carlos A. Durán Loera
Notary Public
     a) The fixed or minimum capital stock of the corporation with no withdrawal option is in the amount of FIFTY THOUSAND PESOS, MEXICAN CURRENCY to be divided into FIFTY common SHARES, nominal and with a par value of ONE THOUSAND PESOS, MEXICAN CURRENCY each. Such capital stock has been fully subscribed and paid in.
     b) The variable portion of the capital stock is unlimited and shall also be represented by nominal common shares with a par value of ONE THOUSAND PESOS, MEXICAN CURRENCY each.
     c) Share certificates or provisional share certificates shall indicate at the obverse whether they represent shares of the minimum or fixed portion of capital stock with no withdrawal option, or if they represent shares of the variable portion of the capital stock. The capital stock may be reduced through partial or full withdrawal of contributions; any increase or decrease shall be performed according to the provisions of this article and under the terms of the General Law of Business Corporations.
     d) The capital stock may be increased through future contributions made by the shareholders or through the admission of new shareholders, or through capitalization. The capital stock may be reduced through partial or total withdrawal of contributions; any increase or reduction shall be carried out according to the provisions of this article and according to the provisions of the Ley General de Sociedades Mercantiles (General Law of Business Corporations).
     EIGHTH.- The shares representing the minimum or fixed and variable portions of capital stock of the corporation shall be subject to the following rules:
     a) All shares, whether they represent the fixed portion or the variable portion of capital stock shall have the same rights and obligations and shall confer the holders thereof the same rights.
     b) Each share may only be represented by one person and confers the right to one vote at any ordinary, extraordinary or special meeting of shareholders.
     c) The shares issued but not yet subscribed and cancelled shares shall be kept under the custody of the person appointed by the Board of Directors, or according to the vote of at least eighty one percent of the holders of shares of capital stock at the General Ordinary Meeting of Shareholders.
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES CARLOS ALEJANDRO DURAN LOERA, Esq., NOTARY PUBLIC No. 11 IN AND FOR MEXICO CITY, FEDERAL DISTRICT>

Carlos A. Durán Loera
Notary Public
     d) Any shares that are paid in kind shall be held in deposit by the corporation under the custody of the person appointed by the Board of Directors, or according to the vote of at least eighty one percent of the holders of shares of capital stock at the General Ordinary Meeting of Shareholders for a two-year period.
     e) Shares representing the fixed or minimum portion of capital stock may only be issued or withdrew through resolution adopted at a General Extraordinary Meeting of Shareholders. Shares of the variable portion of capital stock may be issued or withdrew through resolution adopted at the General Ordinary Meeting of Shareholders and shall be recorded in the Book of Shares to be kept by the Corporation under the provisions of article two thousand nineteen of the General Law of Business Corporations.
     f) The shares representing the variable portion of capital stock that are issued and paid in with new contributions whether in cash or in kind, or issued and paid in through profit capitalization shall be issued or redeemed by increasing or reducing the capital stock, through resolution of the Board of Directors or by at least eighty one percent of the holders of shares of capital stock at an Ordinary Meeting of Shareholders.
     g) If shares of capital stock are to be withdrawn, such withdrawal shall be made without affecting the minimum capital stock.
     h) No new shares can be issued unless any previously issued shares are paid in full.
     i) Any resolution adopted to redeem shares of the variable portion of capital stock through reimbursement to shareholders shall be preformed, in any event, regarding any released shares. Such resolution shall not be valid unless notice is given to the Statutory Auditor and upon written notice of the latter to the shareholders to be delivered one month in advance.
     j) If the value of any redeemed shares is not received by the holders thereof within three years after the date of the notice referred to in paragraph i) above, such right shall be forfeited to the corporation.
     k) For the amortization of shares with distributable profit, the provisions of article one hundred thirty six of the General Law of Business Corporations shall apply and such amortization shall be resolved by the Board of Directors or by at least eighty one percent of the holders of shares of capital stock at Ordinary Meeting of Shareholders.
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES CARLOS ALEJANDRO DURAN LOERA, Esq., NOTARY PUBLIC No. 11 IN AND FOR MEXICO CITY, FEDERAL DISTRICT>

Carlos A. Durán Loera
Notary Public
     l) Holders of shares of the variable portion of capital stock may not request the reduction of the variable portion of capital stock of the corporation through withdrawal of all their contribution, unless previously resolved by the Board of Directors or by at least eighty one percent of the holders of shares of capital stock at Ordinary Meeting of Shareholders.
ARTICLE FIVE
SHARES CERTIFICATES AND
REGISTRY OF SHARES
     NINTH.- Provisional certificates and share certificates shall bear a consecutive number and shall contain all information required under provisions of articles one hundred eleven, one hundred twenty five, one hundred twenty seven and relative articles of the General Law of Business Corporations and shall bear the signature of the Chairman of the Board of Directors. Share certificates shall be attached with nominal coupons.
     TENTH.- All share certificates can represent one or more shares and any shareholder may request the Chairman of the Board of Directors or to the Secretary of the Board, as the case may be, to exchange any previously issued certificate on behalf of such shareholder for one or more new certificates covering his/her shares, provided that the total number of shares represented by such new certificate is the same total number of shares represented by the so substituted certificates. The cost of any exchange of certificates requested by any shareholder shall be at the expense of such shareholder.
     ELEVENTH.- In the event of loss, theft, embezzlement or destruction of any provisional or share certificate, the restitution thereof shall be subject to the provisions of chapter one, first title of the General Law of Negotiable Instruments and Credit Operations. Any duplicate of share certificates shall indicate that they are duplicates and that the corresponding original certificates are null and void.
     Any expenses derived from the restitution of such certificates or share certificates shall be at the sole expense of the holder of the restituted certificate.
     TWELFTH.- The corporation shall keep a record in the Book of Shares under the terms of articles one hundred twenty eight and two hundred nineteen of the General Law of Business Corporations, which shall evidence any and all transfers of nominal shares, as well as the name, address and nationality of the holders of shares, number of shares
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES CARLOS ALEJANDRO DURAN LOERA, Esq., NOTARY PUBLIC No. 11 IN AND FOR MEXICO CITY, FEDERAL DISTRICT>

Carlos A. Durán Loera
Notary Public
owned and whether such shares have been paid in full or in part, any payments and transfers of shares. This record shall be kept by the Secretary of the Corporation unless otherwise determined by the Board of Directors by majority vote appointing another person to keep such book. Any transfer of shares shall be effective before the corporation from the date on which such transfer is recorded in the Book of Shares of the corporation.
     Any entries related to the registration of the company, foreign shareholders and of the share certificates or sock they own before the National Registry of Foreign Investments shall also be contained in the Book of Shares.
     All records of ownership and transfer contained in the Book of Shares shall be signed at the bottom by the Chairman of the Board of Directors or by the Secretary of the Board, as the case may be.
ARTICLE SIX
PREEMPTIVE RIGHTS OF SHAREHOLDERS
     THIRTEENTH.- In the event of increase of capital stock, shareholders shall be entitled to the preemptive right to subscribe the shares issued in proportion to the shares they own. Shareholders shall exercise this preemptive right within the term and according to the conditions set forth by the General Ordinary or Extraordinary Meeting of Shareholders resolving on the increase of capital stock, provided that such term may not be of lees than ten days or more than twenty days to be calculated from the date on which the corresponding Meeting of Shareholders was held.
ARTICLE SEVEN
MEETINGS OF SHAREHOLDERS
     FOURTEENTH.- The Meeting of Shareholders is the main administrative body of the Corporation and any resolutions adopted thereat shall be binding for all shareholders, even for the absent and dissenting ones. In any event, absent or dissenting shareholders shall be entitled to all rights conferred upon them under provisions of articles two hundred one, two hundred six and relative articles of the General Law of Business Corporations.
     FIFTEENTH.- The Meetings of Shareholders may be Ordinary and Extraordinary, according to the following:
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES CARLOS ALEJANDRO DURAN LOERA, Esq., NOTARY PUBLIC No. 11 IN AND FOR MEXICO CITY, FEDERAL DISTRICT>

Carlos A. Durán Loera
Notary Public
     t) Ordinary Meetings of Shareholders are to be held to transact the businesses related to the matters referred to in article one hundred eighty one of the General Law of Business Corporations and those matters included in the Agenda which are not to be transacted at any Extraordinary Meeting.
     u) Extraordinary Meetings of Shareholders are to be held to transact the businesses referred to in article one hundred eighty two of the above cited Law, i.e., the following:
     12. The extension of the duration of the corporation.
     13. The early dissolution of the corporation.
     14. Any increase or reduction of the fixed or minimum portion of capital stock.
     15. Changes in the corporate purpose of the corporation.
     16. Change of nationality of the corporation.
     17. Transformation of the corporation.
     18. Merger with another corporation.
     19. Issuance of preemptive shares.
     20. Amortization of the shares owned by the corporation and issuance of shares with enjoyment rights.
     21. Issuance of debentures.
     22. Any other modification to the by-laws of the corporation.
     v) All Meetings shall be held at the address of the corporation.
     w) The Meetings shall be called by the Board of Directors through the Chairman or Secretary thereof, and upon request of any shareholder under the terms of articles 184 and 185 of the General Law of Business Corporations, or by the statutory auditor under provisions of section VI of article 166 of the above mentioned Law.
     x) The notice of any meeting shall be published in the official gazette or in any other major circulation newspaper in the state where the address of the Corporation is located at, within fifteen calendar days before the date on which the meeting is to be held. Likewise, acknowledgement of receipt of such notice of meeting shall be delivered to the
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES CARLOS ALEJANDRO DURAN LOERA, Esq., NOTARY PUBLIC No. 11 IN AND FOR MEXICO CITY, FEDERAL DISTRICT>

Carlos A. Durán Loera
Notary Public
shareholders of the corporation at the address determined by them for such purposes in the Book of Shares, or via fax transmission to the fax number determined in writing by each shareholder for such purposes.
     If all shares are represented at the time of voting, no publication of the notice of meeting neither the delivery of the acknowledgement of receipt, nor the fax transmission shall be required.
     y) Unless otherwise set forth in a court order, the corporation shall only acknowledge as shareholders to the individuals or legal entities whose names are recorded in the Book of Shares and shall be sufficient to allow the attendance of such individuals to the Meeting, upon prior identification.
     z) General Ordinary and Extraordinary Meetings of Shareholders shall be presided by the Chairman of the Board of Directors assisted by the Secretary of such Board or with the assistance of any other person to be appointed by the Chairman of the Meeting. In the absence of the Chairman of the Board, the person appointed by majority vote of the Shareholders attending such meeting shall preside it.
     aa) Before the meeting is called to order, the person presiding it shall appoint one or more examiners who shall count the number of persons attending the meeting, the number of shares represented by them and the number of votes that each person is entitled to cast.
     bb) Shareholders may be represented at the meetings through a person that was granted with a general or special power of attorney or through a proxy granted before two witnesses.
     cc) Quorum shall exist at Ordinary Meetings of Shareholders if at least eighty one percent of the holders of shares of capital stock are present thereat. Any resolution adopted at any Ordinary Meeting duly convened shall be deemed as effective if at least fifty one percent of the holders of shares of capital stock invariably vote in favor.
     In the event of second or further notice of meetings, at Ordinary Meetings of Shareholders, the attendance of at least fifty one percent of the holders of shares of capital stock shall be required to constitute quorum, and the favorable vote of at least fifty one percent of the holders of shares of capital stock shall be required to adopt valid resolutions.
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES CARLOS ALEJANDRO DURAN LOERA, Esq., NOTARY PUBLIC No. 11 IN AND FOR MEXICO CITY, FEDERAL DISTRICT>

Carlos A. Durán Loera
Notary Public
     dd) Except for the provisions of paragraph j) above, at the ordinary meetings of Shareholders the attendance of at least eighty one percent of the holders of shares of capital stock shall be required to constitute quorum, and the favorable vote of at least eighty one percent of the holders of capital stock shall be required to adopt valid resolutions, in the following events, provided that the following resolutions may also be adopted by the managing director or by the board of directors, subject to the rules referred to quorum as set forth for the above mentioned administrative body:
     XVI. The appointment of the person having the custody of shares issued but not subscribed and shares cancelled, under the terms of section eight, paragraph c).
     XVII. The appointment of the individual having the custody of shares paid in kind held in deposit by the corporation, under the terms of section eight, paragraph d).
     XVIII. The issuance or redemption of shares of the variable portion of capital stock, under the terms of section eight, paragraph f).
     XIX. The amortization of shares with distributable profit, under the terms of section eight, paragraph k).
     XX. The withdrawal of shares of the variable portion of capital stock, under the terms of section eight, paragraph l).
     XXI. The granting of the right that each shareholder or group of shareholders representing one third of the capital stock of the corporation on behalf of one third of the Acting Directors and their Alternate Directors, respectively, under the terms of clause nineteenth.
     XXII. The appointment of Acting Members of the Board of Directors, the Secretary, except in the event of reelection of all members thereof.
     XXIII. The appointment of members of executive committees, under the terms of section twenty fifth, part two, paragraph a), subparagraph I.
     XXIV. The appointment of attorneys-in-fact being authorized to appoint and/or revoke officers or employees of the corporation, under the terms of section twenty fifth, part two, paragraph a), subparagraph II.
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES CARLOS ALEJANDRO DURAN LOERA, Esq., NOTARY PUBLIC No. 11 IN AND FOR MEXICO CITY, FEDERAL DISTRICT>

Carlos A. Durán Loera
Notary Public
     XXV. The appointment of attorneys-in-fact being authorized to grant and/or revoke general and special powers of attorney, under the terms of section twenty second, part five, paragraph a), subparagraph III.
     XXVI. The annulment, modification or revocation of resolutions adopted by majority vote of the Board of Directors, according to provisions of section twenty fifth, part two, paragraph a), subparagraph V.
     XXVII. The transfer of shares owned by other companies or of stock equity in other businesses, in which the corporation owns at least five percent of capital stock thereof, under the terms of section twenty fifth, part two, paragraph b), subparagraph I.
     XXVIII. The granting of guarantees, surety bonds or joint and several obligations in favor of third parties to secure obligations of corporations in which the corporation is a holder or major stock holder owning at least fifty percent, under the terms of section twenty fifth, part two, paragraph b), subparagraph II.
     XXIX. The increase, reduction or even the elimination of the mandatory percentage of profit sharing set forth in section thirty third.
     XXX. Any other event in which the by-laws expressly set forth that special quorum is required at the time of voting.
     ee) Quorum shall exist at Extraordinary Meetings of Shareholders upon first or further notice, if at least eighty one percent of the holders of shares of capital stock are present thereat. Any resolution adopted at any Extraordinary Meeting shall be deemed as effective if at least eighty one percent of the holders of shares of capital stock invariably vote in favor.
     As an exception to the foregoing, in the event that the only items of the Agenda to be transacted are the extension of the duration of the Corporation and/or the issuance of debentures, the attendance of at least fifty one percent of the holders of shares of capital stock shall be sufficient to constitute quorum at Extraordinary Meetings, and the favorable vote of at least fifty one percent of the holders of capital stock shall be required to adopt valid resolutions.
     ff) If the Ordinary or Extraordinary Meeting cannot be held on the date set forth to be held, a second and, as the case may be further notices shall be made expressly indicating such circumstance, and the meeting shall resolve all matters listed in the
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES CARLOS ALEJANDRO DURAN LOERA, Esq., NOTARY PUBLIC No. 11 IN AND FOR MEXICO CITY, FEDERAL DISTRICT>

Carlos A. Durán Loera
Notary Public
Agenda, observing the provisions of the preceding paragraphs of this section as to anything related to notices, terms and quorum.
     gg) Each share represents one vote and votes shall be by showing hands unless otherwise agreed by the majority of the attendants.
     hh) The resolutions shall be final, except for the right to object referred to in article two hundred one of the General Law of Business Corporations.
     ii) From all Meetings the corresponding minutes shall be prepared and recorded in the corresponding Book of Minutes, and shall be signed by the Chairman of the Meeting and by the Secretary, as well as by any and all Statutory Auditors and Directors who attended the meeting and want to sign such minutes.
     jj) If the minutes of the meeting cannot be transcribed into the corresponding Book of Minutes, such minutes shall be notarized before a Notary Public. The minutes of the General Extraordinary and Ordinary Meetings shall be notarized before a Notary Public, except for the minutes regarding increases or reductions to the variable portion of capital stock.
     kk) All minutes of the meetings of shareholders, as well as certificates of meetings which were not held due to absence of quorum shall be signed by the Chairman and Secretary of the Meeting, and as the case may be, by the statutory auditor.
     ll) Any resolutions adopted without a meeting by unanimous vote of shareholders representing all shares entitled to vote or the special category of shares in question, if any, for all legal purposes shall have the same effectiveness as if those resolutions were adopted at a General or Special Meeting of shareholders, respectively, upon confirmation in writing.
ARTICLE EIGHT
MANAGEMENT OF THE CORPORATION
     SIXTEENTH.- The business of the corporation shall be managed by a Board of Directors to be integrated by the acting members or by Alternate members, if any, as appointed by the General Ordinary Meeting of Shareholders, which shall resolve on the appointment of Alternate Directors and shall determine under which circumstances they
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES CARLOS ALEJANDRO DURAN LOERA, Esq., NOTARY PUBLIC No. 11 IN AND FOR MEXICO CITY, FEDERAL DISTRICT>

Carlos A. Durán Loera
Notary Public
may act. Likewise, among the acting members a Chairman and Secretary shall be elected. Acting and alternate Directors do not need to be shareholders.
     The Secretary so appointed does not need to be a director or a shareholder. If the Secretary is not a director, he shall be entitled to be heard but not to vote at the meetings of the board.
     Each Acting Director or their corresponding Alternate Director shall be entitled to one vote.
     SEVENTEENTH.- Alternate Directors may only act in lieu of the Acting Director that he/she represents, provided that the substitution of Directors is exercised in order to substitute the individual but not his/her title.
     In the event of waiver, disability or any other absence of the Acting Director, the Alternate Director shall act in substitution. In the event of waiver, disability, death or definite absence of the Acting Member, the Alternate Member automatically and with no need of any formality whatsoever shall become an Acting Member.
     In the event of waiver, revocation, disability, death or other absence both of the Acting and the Alternate Director, the Chairman, or as the case may be, the acting Secretary of the Board of Directors may provisionally appoint any individual who in their opinion is the best candidate to substitute the missing Directors representing such shareholder or group of shareholders and who was appointed by them; such appointment shall be effective until a final appointment is made at the General Ordinary Meeting of Shareholders.
     The appointment of Directors made by the Chairman or the Secretary shall be in full force and effect through simple notice delivered to the Acting or Alternate Directors; this notice may be delivered via fax to the fax number appointed by the Directors for such purposes.
     During the period between the absence of the Acting Director and his/her alternate and the date of transmission of the fax informing of the provisional appointment of the missing Director by the Chairman of the Secretary of the Board, the remaining Directors shall be in charge of the Management of the corporation if statutory quorum exists.
     EIGHTEENTH.- Any notice of Meeting of the Board of Directors shall be made by the Chairman or the Secretary, or by the Acting Directors of the Corporation within ten
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES CARLOS ALEJANDRO DURAN LOERA, Esq., NOTARY PUBLIC No. 11 IN AND FOR MEXICO CITY, FEDERAL DISTRICT>

Carlos A. Durán Loera
Notary Public
days before the date of the Meeting, through written notice to be delivered at the address appointed by each Director for such purposes, or transmitted via fax to the fax number appointed by each Director for such purposes.
     If all Directors attend the Meeting at the time of calling the meeting to order, the above mentioned written notice of the meeting or the fax transmission shall not be required.
     The notice of meeting shall include the Agenda to be prepared by the Chairman or by the Secretary of the Board or by the Acting Members calling such meeting, by including in any event, the businesses to be transacted as proposed by the above mentioned individuals, before the notice of meeting is sent.
     NINETEENTH.- Any resolutions adopted without a Meeting of the Board of Directors by unanimous vote of all Acting Directors and their relative Alternates, for all legal purposes shall have the same effectiveness as if such resolutions were adopted by the Directors at a Meeting of the Board of Directors, upon confirmation in writing. The minutes adopted without a Meeting of the Board of Directors shall be transcribed into the corresponding Book of Minutes and shall be signed by the Chairman, the Secretary and all appointed and acting Members.
     TWENTIETH.- The Board of Directors shall hold the meetings of the Board at the corporate address; however, upon resolution of the Board, such meeting may be held at any other address, from time to time.
     TWENTY FIRST.- The Board of Directors or the Ordinary Meeting of Shareholders, with the favorable vote of at least eighty one percent of the holders of shares of capital stock, may resolve that each shareholder or group of shareholders is entitled to appoint at least one Acting Director.
     TWENTY SECOND.- The remuneration paid to all Directors, whether acting or alternate directors shall be the same. For such purposes, the Annual General Ordinary Meeting of Shareholders shall determine the remuneration payable to Directors corresponding to the next period, and which shall be in full force and effect until a new resolution is adopted at the next Ordinary Meeting of Shareholders.
     TWENTY THIRD.- The Chairman of the Board of Directors, the Secretary, if any, and the members of the Board of Directors may be reelected and shall hold their offices for
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES CARLOS ALEJANDRO DURAN LOERA, Esq., NOTARY PUBLIC No. 11 IN AND FOR MEXICO CITY, FEDERAL DISTRICT>

Carlos A. Durán Loera
Notary Public
one year from the date of their appointment, but shall remain in office until a new appointment is made and the appointed persons accept their offices.
     TWENTY FOURTH.- Quorum for a Meeting of the Board of Directors shall exist upon first notice, if all acting Directors are present thereat.
     Quorum for a Meeting of the Board of Directors shall exist upon second or further notice if the majority of acting Directors is present thereat.
     In the absence of the Chairman, the Directors shall appoint by majority vote the person who shall preside the meeting.
     From all meetings of the Board of Directors, the corresponding minutes shall be prepared to be recorded in the corresponding Book of Minutes, and shall be signed by the Chairman of the Meeting, the Secretary and by any and all Statutory Auditors, as well as by all Directors who attended the meeting and want to sign the minutes.
     For the purposes of a second notice of meeting, if no quorum exists upon first notice, a second notice of meeting shall be automatically made, to be held on the next business day, at the same time mentioned in the first notice and exactly on the same place, to transact the same Agenda and without need of any further notice.
     This second notice method shall be contained in the first notice of meeting.
     Once the meeting of the Board of Directors is called to order, any resolutions adopted thereat shall be valid through the favorable vote of majority of the appointed and acting Directors, except as provided in the next paragraph. The Chairman shall have the casting vote.
     TWENTY FIFTH.- The Board of Directors shall have the most ample powers to perform the corporate purpose of the corporation and to direct and manage the businesses of the corporation, according to the following powers and which are subject to the limitation set forth in the second part of this section.
PART ONE.- POWERS
     g) General power of attorney for lawsuits and collections, including all general and special powers that must be expressly set forth according to Law, under the terms of first paragraph of article two thousand five hundred fifty four of the Civil Code of the
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES CARLOS ALEJANDRO DURAN LOERA, Esq., NOTARY PUBLIC No. 11 IN AND FOR MEXICO CITY, FEDERAL DISTRICT>

Carlos A. Durán Loera
Notary Public
Federal District, and relative articles of the Civil Codes of the States of the Mexican Republic.
     This power of attorney includes the following authority, without limitation:
     IX. To submit and withdraw from litigation, including the “amparo” lawsuit.
     X. To settle.
     XI. To submit to arbitration.
     XII. To make and answer interrogatories.
     XIII. To challenge.
     XIV. To receive payments.
     XV. To file criminal complaints and charges in criminal matters and withdraw from them if permitted for by the Law.
     XVI. To assist the Attorney General’s Office to demand restitution in tort.
     The power of attorney referred to in the preceding paragraph shall be exercised before private entities and before all kind of administrative or judicial authorities, whether of federal, state, municipal or criminal nature, and before the Conciliation and Arbitration Boards, whether local or federal and before all labor authorities.
     h) General power of attorney for acts of administration, under the terms of second paragraph of the above cited article two thousand five hundred fifty four of the Civil Code.
     i) General power of attorney for acts of domain, under the terms of third paragraph of the above mentioned article of the Civil Code.
     j) Power of attorney to issue and execute negotiable instruments, under the terms of article ninth of the General Law of Negotiable Instruments and Credit Operations.
     k) To appoint and/or revoke the chief executive officer, executive officers, deputy executive officers, managers, deputy managers, agents, officers or employees of the corporation.
     l) To grant and/or revoke general and special powers of attorney.
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES CARLOS ALEJANDRO DURAN LOERA, Esq., NOTARY PUBLIC No. 11 IN AND FOR MEXICO CITY, FEDERAL DISTRICT>

Carlos A. Durán Loera
Notary Public
     In the agreements to be entered into with the Chief Executive Officer, the executive officers, deputy executive officers, managers, deputy managers, agents, officers or employees of the corporation, as well as in the powers of attorney granted, the express prohibition to assign the assets of the corporation shall be included.
     PART TWO: QUORUM FOR THE EXERCISE OF CERTAIN POWERS.
     c) The favorable vote of majority of the appointed and acting members of the Board of Directors, or the favorable vote of at least eighty one percent of the holders of shares of capital stock met at an Ordinary Meeting of Shareholders shall be required in the following events:
     VI. The appointment of an Executive Committee or several committees to be integrated by Directors or not, which may only be created with the purpose to specifically assess management issues of the corporation and to recommend solutions to the Board or to the Meeting of Shareholders.
     VII. The appointment of attorneys-in-fact having the power to appoint and/or revoke the Chief Executive Officer, executive officers, deputy executive officers, managers, deputy managers, agents, officers or employees of the corporation.
     VIII. The appointment of attorneys-in-fact having the power to grant and/or revoke general and special powers of attorney.
     IX. To delegate powers in favor of one or more directors acting whether jointly or severally.
     X. To void, modify or revoke resolutions adopted through favorable vote of the majority of members of the Board of Directors, or even resolutions adopted through favorable vote of all appointed and acting Directors.
     d) Favorable vote of all appointed and acting members of the Board of Directors, or favorable vote of at least eighty one percent of the holders of shares of capital stock met at an Ordinary Meeting of Shareholders shall be required in the following events:
     III. To transfer securities consisting in shares of other companies or stock interests in other kind of businesses in which the corporation holds at least five percent of capital stock thereof, except in the event of shares that are publicly traded.
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES CARLOS ALEJANDRO DURAN LOERA, Esq., NOTARY PUBLIC No. 11 IN AND FOR MEXICO CITY, FEDERAL DISTRICT>

Carlos A. Durán Loera
Notary Public
     IV. To grant guarantees, surety bonds or joint and several obligations in favor of third parties, to secure obligations of individuals and/or legal entities other than those in which the corporation holds at least fifty percent of shares of capital stock.
     TWENTY SIXTH.- The Secretary shall authorize certified copies or extracts of the minutes of the Meetings of the Board, of the Meetings of Shareholders and of any other document of the Corporation and shall keep the records and communications of the Board of Directors.
     TWENTY SEVENTH.- The Chief Executive Officer and the Executive Officers or Managers, if any, shall have the powers conferred upon them at the time of their appointment, or those that are granted upon them at the General Ordinary Meeting of Shareholders or at a Meeting of the Board of Directors. These powers may be extended or limited upon express resolution adopted at a Meeting of Shareholders or by the Board of Directors.
ARTICLE NINE
SURVEILLANCE OF THE CORPORATION
     TWENTY EIGHTH.- The surveillance of the transactions of the Corporation shall be entrusted upon one or more Statutory Auditors, each one of which may have an alternate, as resolved by the Ordinary Meeting of Shareholders. Acting and Alternate Statutory Auditors shall hold their offices for one year and may be reelected indefinitely, but in any event, shall continue performing their duties until their substitutes are appointed and accept such appointments. For the purposes of this section, the years shall be counted from the date of an Annual General Ordinary Meeting of Shareholders to the next Meeting of the same nature.
     Statutory Auditors may request, at any time, to the Secretary of the Board of Directors, a certified copy of any of the Minutes of the Meetings of Shareholders or of the Meetings of the Board of Directors.
     TWENTY NINTH.- Each Statutory Auditor shall have the powers and obligations set forth in Article one hundred sixty six of the General Law of Business Corporations.
     THIRTIETH.- The members of the Board of Directors and Statutory Auditors are not required to grant a performance security.
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES CARLOS ALEJANDRO DURAN LOERA, Esq., NOTARY PUBLIC No. 11 IN AND FOR MEXICO CITY, FEDERAL DISTRICT>

Carlos A. Durán Loera
Notary Public
ARTICLE TEN
FISCAL YEAR, FINANCIAL STATEMENTS, LOSSES AND PROFIT DISTRIBUTION,
RESERVES AND LIMITED LIABILITY
     THIRTY FIRST.- The fiscal year of the corporation shall be of twelve months and shall start on January first and shall end on December thirty first of each year.
     THIRTY SECOND.- Within four months after the closing date of each fiscal year, a report shall be prepared which shall include the information set forth in Article one hundred seventy two of the General Law of Business Corporations; this report shall be submitted for approval at the Annual General Ordinary Meeting of Shareholders and shall be made available to the statutory auditor(s) and shareholders within no less than fifteen calendar days before the date on which the meeting at which this report is to be submitted is held.
     THIRTY THIRD.- After deducting general expenses, which include, if any, payment of remuneration to Directors and Statutory Auditors, any profit earned before deducting the amounts necessary for amortization, depreciation and penalties, as well as income tax and other fiscally acceptable deductions, shall be applied as follows:
     a).- At least five percent shall be segregated to create the legal reserve fund, until it reaches at least twenty percent of capital stock.
     b).- The remaining amount shall be distributed as dividends payable in cash among shareholders, in the amount equivalent to eighty one percent of the profits reported in the Statement of Results of this Corporation, as prepared by the external auditors of the corporation, or as the case may be, the application of such profit shall be at the discretion of the Meeting of Shareholders.
     Dividends shall be paid to foreign shareholders, only provided that they are duly recorded before the National Registry of Foreign Investments and upon evidence submitted to the corporation.
     No dividends shall be distributed but until after the balance sheet effectively reports profits.
     THIRTY FOURTH.- The founders of the corporation reserve no special profit sharing right whatsoever.
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES CARLOS ALEJANDRO DURAN LOERA, Esq., NOTARY PUBLIC No. 11 IN AND FOR MEXICO CITY, FEDERAL DISTRICT>

Carlos A. Durán Loera
Notary Public
     THIRTY FIFTH.- The shareholders shall be responsible to pay the shares they hold only; therefore they assume no responsibility whatsoever for the losses exceeding their contribution.
ARTICLE ELEVEN
DISSOLUTION AND LIQUIDATION OF THE CORPORATION
     THIRTY SIXTH.- The corporation shall be dissolved in the events set forth in article two hundred twenty nine of the General Law of Business Corporations.
     THIRTY SEVENTH.- Once the Corporation is dissolved, the liquidation process shall start which shall be entrusted upon one or more liquidators. The liquidation of the corporation shall be subject to the provisions of the General Law of Business Corporation.
     THIRTY EIGHTH.- While the appointment of liquidators is not recorded before the Public Registry of Commerce and they have not accepted their appointment, the Directors shall continue performing their duties but they may not initiate new transactions after the date the dissolution resolution is adopted or once the reasonable cause of the dissolution has been evidenced.
     TWENTY NINTH.- During the liquidation of the corporation liquidators shall have the same powers and obligations as those granted and assumed by the Board of Directors and the Statutory Auditor(s) shall have the same representation powers they are conferred upon with during the normal course of business of the corporation.
TRANSITORY CLAUSES
     FIRST.- The fixed minimum portion of capital stock without right of withdrawal, it means the amount of FIFTY THOUSAND PESOS, MEXICAN CURRENCY, shall be subscribed and paid in full as follows:

METALPACK, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, represented by Mr. Adrián Ramírez Gallegos subscribes ONE Share with a par value of ONE THOUSAND PESOS, MEXICAN CURRENCY	1	$1,000.00
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Carlos A. Durán Loera
Notary Public

INDUSTRIAS INNOPACK, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, represented by Mr. Claudio Zapata Bakas, subscribes FORTY NINE Shares with a par value of FORTY NINE THOUSAND PESOS, MEXICAN CURRENCY	49	$49,000.00

TOTAL: FIFTY SHARES with a total par value of FIFTY THOUSAND PESOS, MEXICAN CURRENCY	50	$50,000.00
     SECOND.- Grantors, acting at the first General Meeting of Shareholders, in exercise of the right granted upon them by Law and under these By-Laws, agree that the management of the corporation is entrusted upon a BOARD OF DIRECTORS which shall be integrated by the individuals mentioned below:

CHAIRMAN:	CLAUDIO ZAPATA GOMEZ

SECRETARY:	RICARDO SERGIO LIAÑO CUENCA

DIRECTOR:	CLAUDIO ZAPATA BAKAS

DIRECTOR:	HERNAN ZAPATA AKINCILAR
     THIRD.- Mr. CLAUDIO ZAPATA BAKAS is hereby appointed as the Chief Executive Officer of the corporation.
     FOURTH.- Ms. RAQUEL MORALES MONTERO is hereby appointed as Statutory Auditor of the Corporation.
     FIFTH.- The Directors and Statutory Auditor, upon taking possession of their offices shall not be required to grant a surety bond for the faithful performance of their offices, according to provisions of clause thirtieth of the by-laws of the corporation.
     SIXTH.- The above mentioned officers waive the right to receive remuneration for the performance of their duties.
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES CARLOS ALEJANDRO DURAN LOERA, Esq., NOTARY PUBLIC No. 11 IN AND FOR MEXICO CITY, FEDERAL DISTRICT>

Carlos A. Durán Loera
Notary Public
LEGAL CAPACITY
     Messrs. CLAUDIO ZAPATA BAKAS and ADRIAN RAMIREZ GALLEGOS have evidenced the capacity under which they appear before the undersigned, expressly stating under oath that such capacity has not been revoked, suspended or limited in any manner whatsoever, and have evidenced the due standing and legal capacity of their principal, by means of certified copies issued by the undersigned Notary Public which are attached hereto as schedules “B” and “C”.
PERSONAL DATA
     The appearing parties have expressly stated under oath, to be: Mexican citizens by birth.
     Mr. CLAUDIO ZAPATA BAKAS was born in Mexico City, Federal District on November twenty seven, nineteen fifty eight, he is married, Industrialist and his address is Sierra Vertientes number three hundred seventy, Colonia Lomas de Chapultepec, in this City.
     Mr. ADRIAN RAMIREZ GALLEGOS was born in Orizaba, State of Veracruz, on May twenty three, nineteen forty seven, he is married, employee, and his address is the same as the one mentioned before.
     I THE NOTARY PUBLIC HEREBY CERTIFY:
     I.- That the appearing parties are personally known to me and that in my opinion they have full capacity to enter into this deed.
     II.- That any references and transcriptions made herein are truly consistent with the original documents, to which I have referred and have seen.
     III.- That I have read this instrument before the appearing parties and have explained them the value and legal scope of the contents hereof, and who stated their conformity hereof by signing this instrument on the date of issuance.
     SIGNATURES: CLAUDIO ZAPATA BAKAS – ADRIAN RAMIREZ GALLEGOS – Initials.
     BEFORE ME, CARLOS ALEJANDRO DURAN LOERA – Initials. Authorizing seal “CARLOS ALEJANDRO DURAN LOERA, Esq., NOTARY PUBLIC No. 11 IN AND FOR MEXICO CITY, FEDERAL DISTRICT –MEXICAN REPUBLIC.”
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES CARLOS ALEJANDRO DURAN LOERA, Esq., NOTARY PUBLIC No. 11 IN AND FOR MEXICO CITY, FEDERAL DISTRICT>

Carlos A. Durán Loera
Notary Public
     FINALLY AUTHORIZED IN MEXICO CITY, FEDERAL DISTRICT, ON DECEMBER EIGHT, NINETEEN NINETY SEVEN.
     CARLOS ALEJANDRO DURAN LOERA – Initials. Authorizing seal “CARLOS ALEJANDRO DURAN LOERA, Esq., NOTARY PUBLIC No. 11 IN AND FOR MEXICO CITY, FEDERAL DISTRICT –MEXICAN REPUBLIC.”
ADDITIONAL NOTES
     NOTE 1st.- ON THIS DATE NOVEMBER 28th, 1997, ONE COPY HEREOF WAS ISSUED CONTAINED IN 16 PAGES IN FAVOR OF TECNICOS DE TAPAS INNOVATIVAS, S.A. DE C.V., FOR FISCAL PURPOSES. I ATTEST.
     CARLOS ALEJANDRO DURAN LOERA – Initials.
     NOTE 2nd.- ON DECEMBER 8, 1997, I DELIVERED THE MINISTRY OF FOREIGN AFFAIRS THE CORRESPONDING NOTICE IN COMPLIANCE WITH PROVISIONS OF ARTICLE 31, 3rd PARAGRAPH AND ARTICLE 32, SECTION II, 4th PARAGRAPH OF THE REGULATIONS TO THE LAW TO PROMOTE MEXICAN INVESTMENT AND TO REGULATE FOREIGN INVESTMENT, WHICH DOCUMENT IS ATTACHED HERETO AS SCHEDULE “D”. I ATTEST.
     CARLOS ALEJANDRO DURAN LOERA – Initials.
     NOTE 3rd.- MEXICO CITY, FEDERAL DISTRICT, ON DECEMBER 8, 1997, ON THIS DATE AN OFFICIAL COMMUNICATION WAS SHOWN TO ME REQUESTING THE REGISTRATION OF THE CORPORATION ORGANIZED BY MEANS OF THIS INSTRUMENT, WHICH WAS FILED BEFORE THE FEDERAL OFFICE OF TREASURY AND PUBLIC CREDIT. A COPY OF SUCH REQUEST IS ATTACHED HERETO AS SCHEDULE “E”. I ATTEST.
     CARLOS ALEJANDRO DURAN LOERA – Initials.
TRANSCRIPTION OF SCHEDULES TO THIS INSTRUMENT
     The documents attached hereto as schedules “B” and “C” are hereinafter transcribed in full:
     CAPACITY OF THE REPRESENTATIVE OF “METALPACK”, SOCIEDAD ANONIMA DE CAPITAL VARIABLE.
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES CARLOS ALEJANDRO DURAN LOERA, Esq., NOTARY PUBLIC No. 11 IN AND FOR MEXICO CITY, FEDERAL DISTRICT>

Carlos A. Durán Loera
Notary Public
     I, CARLOS ALEJANDRO DURAN LOERA, Esq., NOTARY PUBLIC NUMBER ELEVEN IN AND FOR MEXICO CITY, FEDERAL DISTRICT, HEREBY CERTIFIES: That in order to evidence his capacity as representative of “METALPACK”, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, Mr. ADRIAN RAMIREZ GALLEGOS submitted before me the following documentation:
     Notarized certified copy of notarial instrument number twenty eight thousand two hundred twenty, dated November thirteen, nineteen ninety seven, granted before the undersigned Notary Public, a first notarized copy of which was recorded before the Public Registry of Commerce of this city under Commercial Folio number one hundred forty thousand five hundred three, dated November twenty five, nineteen ninety seven, regarding the notarization of certain resolutions adopted by all shareholders of “INNOPACK”, SOCIEDAD ANONIMA DE CAPITAL VARIABLE; the corresponding protion of such instrument is hereinafter transcribed:
     “...WHEREAS. I.- ARTICLES OF INCORPORATION AND RESTATEMENTS.- By means of notarial instrument number seven thousand seven hundred eleven, dated October twenty nine, nineteen ninety, granted before Ana de Jesús Jiménez Montañez, Esq., Notary Public number one hundred forty six in and for this city, a first notarized copy of which was recorded before the Public Registry of Commerce of this city under Commercial Folio number one hundred forty thousand five hundred three, dated April sixteen, nineteen ninety one, by means of which it is certified, upon having obtained the permit from the Ministry of Foreign Affairs, the organization of a Sociedad Anónima de Capital Variable (a business corporation) under the name of “ADMINISTRACIONES CLAZAGO”, having its address in Mexico City, Federal District, a duration of NINETY NINE YEARS, including a foreigners admission clause, and with a capital stock of ONE MILLION PESOS, MEXICAN CURRENCY. II.- By means of notarial instrument number nine thousand four hundred eighteen, dated October twenty five, nineteen ninety one, granted before the same Notary Public as the one mentioned before, a first notarized certified copy of which was recorded before the above mentioned Public Registry and commercial folio number, regarding the notarization of the Minutes of the General Extraordinary Meeting of Shareholders of “ADMINISTRACIONES CLAZAGO”, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, it was resolved, among other things, to restate the entire contents of the by-laws of the corporation. III.- By means of notarial instrument number twenty five thousand one hundred two, dated January twenty one, nineteen ninety
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES CARLOS ALEJANDRO DURAN LOERA, Esq., NOTARY PUBLIC No. 11 IN AND FOR MEXICO CITY, FEDERAL DISTRICT>

Carlos A. Durán Loera
Notary Public
four, granted before Raul Name Neme, Esq., Notary Public number Thirteen in and for the Judicial District of Texcoco, State of Mexico, a first notarized certified copy of which was recorded before the Public Registry of Commerce of the Federal District under Commercial Folio number one hundred forty thousand five hundred three, dated May eleven, nineteen ninety four, regarding the notarization of the Minutes of the General Ordinary and Extraordinary Meeting of Shareholders of ADMINISTRACIONES CLAZAGO”, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, it was resolved, among other things, to restate the By-Laws; the corresponding portion of the above mentioned instrument is hereinafter transcribed: “... GENERAL ORDINARY AND EXTRAORDINARY MEETING OF SHAREHOLDERS... AGENDA I.- Restatement of the by-laws of the corporation, except for clause second regarding the corporate name and clause sixth regarding foreign shareholders... RESOLUTIONS.- I.- To restate the corporate by-laws, except for clause second regarding the corporate name and clause sixth regarding foreign shareholders. I.1.- “It is hereby resolved to restate the corporate by-laws to read as follows: BY-LAWS OF ADMINISTRACIONES CLAZAGO, SOCIEDAD ANONIMA DE CAPITAL VARIABLE. CLAUSES. ARTICLE ONE. ORGANIZATION.- First.- This is a sociedad anónima de capital variable (a business corporation) to be governed under these by-laws, and as to anything not provided for herein the provisions of the General Law of Business Corporations shall apply. ARTICLE TWO.- CORPORATE NAME, PURPOSE, ADDRESS AND DURATION.- Second.- The corporate name of the corporation is “Administraciones Clazago” to be always followed by the words Sociedad Anónima de Capital Variable or by its abbreviation S.A. DE C.V. Third.- The purpose of the Corporation shall be as follows: .- To promote the organization of all kind of civil and business corporations and to subscribe the capital stock thereof whether in full or in part, as well as to acquire, negotiate, take advantage of and dispose through any title, of the shares and stock of such corporations; to participate in any manner whatsoever in any already existing corporation; to carry out all kind of transactions with securities and real estate assets, and to enter into any actions and agreements of civil or commercial nature related thereto; to participate as incorporator or associate (sic) of companies or negotiations of any nature. 2.- To invest in all kind of real estate developments and condominiums by providing them with all kind of services and to build all kind of real estate property, including condominiums or tourism developments, inside and outside border restriction and seacoast areas of the Mexican Republic, whether directly or through a trust.
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES CARLOS ALEJANDRO DURAN LOERA, Esq., NOTARY PUBLIC No. 11 IN AND FOR MEXICO CITY, FEDERAL DISTRICT>

Carlos A. Durán Loera
Notary Public
3.- To establish, organize or acquire all kind of corporations and commercial or industrial businesses, and in general, to carry out all actions and enter into any agreements permitted for by the Law, by granting any warranties or securities necessary to perform such transactions. 4.- To participate in the international market to offer domestic or foreign products. 5.- To provide all kind of technical and administrative services in the country or abroad and to receive such services. 6.- To purchase, sell and build all kind of works; to lease, exchange, commission, mortgage and trade in general with urban real estate property and to operate and install factories, workshops, warehouses and other businesses. 7.- To acquire, issue, subscribe, draw, accept and negotiate all kind of negotiable instruments, to subscribe and issue debentures; to grant surety bonds, guarantors and to secure all kind of credit transactions by any means within the Mexican Republic and abroad, and to request and grant surety bonds and insurances. 8.- To acquire, lease and otherwise negotiate with real estate property, machinery, vehicles and tools as may be necessary or convenient to comply with the corporate purposes. 9.- To request, record, acquire, dispose of and negotiate in any manner whatsoever with trademarks, trade names, patents, processes, inventions and with industrial property rights in general, and with copyrights. 10.- To act as agent, representative, commission agent or dealer in the Mexican Republic or abroad of Mexican and foreign corporations. 11.- To obtain or grant loans, to accept, draw and issue all kind of civil and commercial documents, with or without security and to obtain all kind of guarantees to secure its own obligations or those of third parties. 12.- To enter into and execute any legal actions as the Corporation may deem convenient or appropriate, regarding the corporate purposes of the Corporation. Fourth.- The address of the corporation shall be in Mexico City, Federal District, but the meeting of shareholders, the managing director of the board of directors of the corporation may establish factories, warehouses, workshops, offices, agencies or branches of the corporation anywhere within the Mexican Republic or abroad, and may determine conventional addresses for the execution of certain actions and agreements, without this constituting a change of its corporate address. Fifth.- The duration of the corporation shall be of ninety nine years counted from the execution date of the articles of incorporation. ARTICLE THREE.- FOREIGN SHAREHOLDERS.- Any alien that, upon incorporation of the corporation or at any time thereafter acquires any shares of stock or partnership interest therein, formally agrees before the Ministry of Foreign Affairs to be deemed as a Mexican national with regards to any shares or interests he/she may acquire
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES CARLOS ALEJANDRO DURAN LOERA, Esq., NOTARY PUBLIC No. 11 IN AND FOR MEXICO CITY, FEDERAL DISTRICT>

Carlos A. Durán Loera
Notary Public
or hold, and regarding the goods, rights, concessions, equity stock or interests held by the corporation, or related to the rights and obligations derived from any agreements entered into by and between the corporation and the Mexican governmental agencies, it being further understood that such alien agrees not to invoke the protection of his or her government, under penalty of forfeiting such shares or interests to the United Mexican States. ARTICLE FOUR.- CAPITAL STOCK, SHARES AND SHAREHOLDERS.- Seventh.- The capital stock of the corporation is of variable nature and shall be subject to the following provisions: a).- The fixed or minimum capital stock of the corporation with no withdrawal option is in the amount of one million Pesos, Mexican Currency, to be divided into ten thousand registered shares with a par value of one hundred Pesos, Mexican Currency each. Such capital stock has been fully subscribed and paid in...” IV.- By means of notarial instrument number twenty seven thousand five hundred sixty four, dated June twenty three, nineteen ninety seven, granted before the undersigned Notary Public, a first notarized certified copy of which is pending for registration before the Public Registry of Commerce of this City, regarding the notarization of the Minutes of the General Extraordinary Meeting, at which it was resolved, among other things, to change the corporate name of “ADMINISTRACIONES CLAZAGO, SOCIEDAD ANONIMA DE CAPITAL VARIABLE” FOR “INNOPACK”, SOCIEDAD ANONIMA DE CAPITAL VARIABLE by restating clause second of the By-Laws for such purposes.- ... I.- Restatement of clause second of the by-laws, regarding the change of corporate name of the corporation. I.1. It is resolved to change the corporate name of INNOPACK, S.A. DE C.V. to METALPACK, S.A. DE C.V., upon having obtained the permit from the Ministry of Foreign Affairs, in order to achieve a higher commercial impact; consequently, clause second of the by-laws of the corporation regarding the corporate name of the corporation is hereby restated to read as follows: “... Second.- The corporate name of the corporation is “METALPACK” to be always followed by the words Sociedad Anónima de Capital Variable or by its abbreviation S.A. DE C.V.”
     LEGAL CAPACITY OF THE REPRESENTATIVE OF “INDUSTRIAS INNOPACK”, SOCIEDAD ANONIMA DE CAPITAL VARIABLE.
     I, CARLOS ALEJANDRO DURAN LOERA, Esq., NOTARY PUBLIC NUMBER ELEVEN IN AND FOR MEXICO CITY, FEDERAL DISTRICT, HEREBY CERTIFIES: That in order to evidence his capacity as representative of “INDUSTRIAS INNOPACK”,
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES CARLOS ALEJANDRO DURAN LOERA, Esq., NOTARY PUBLIC No. 11 IN AND FOR MEXICO CITY, FEDERAL DISTRICT>

Carlos A. Durán Loera
Notary Public
SOCIEDAD ANONIMA DE CAPITAL VARIABLE, Mr. CLAUDIO ZAPATA BAKAS submitted before me the following documentation:
     Notarized certified copy of notarial instrument number twenty seven thousand eight hundred seven, dated August fourteen, nineteen ninety seven, granted before the undersigned Notary Public, a first notarized copy of which was recorded before the Public Registry of Commerce of this city under Commercial Folio number one hundred forty thousand five hundred two, dated August ninety nine, nineteen ninety seven, regarding the notarization of certain resolutions adopted by all shareholders of “INNOPACK”, SOCIEDAD ANONIMA DE CAPITAL VARIABLE; the corresponding protion of such instrument is hereinafter transcribed:
     “...WHEREAS. I.- ARTICLES OF INCORPORATION AND RESTATEMENTS.- By means of notarial instrument number seven thousand seven hundred ten, dated October twenty nine, nineteen ninety, granted before Ana de Jesús Jiménez Montañez, Esq., Notary Public number one hundred forty six in and for this city, a first notarized copy of which was recorded before the Public Registry of Commerce of this city under Commercial Folio number one hundred forty thousand five hundred two, dated April thirty, nineteen ninety one, it is certified, upon having obtained the permit from the Ministry of Foreign Affairs, the organization of a Sociedad Anónima de Capital Variable (a business corporation) under the name of “INDUSTRIAS CLAZAGO”, having its address in Mexico City, Federal District, a duration of NINETY NINE YEARS, including a foreigners admission clause, and with a capital stock of ONE MILLION PESOS, MEXICAN CURRENCY. II.- By means of notarial instrument number nine thousand four hundred sixteen, dated October twenty five, nineteen ninety one, granted before the same Notary Public as the one mentioned before, a first notarized certified copy of which was recorded before the above mentioned Public Registry and commercial folio number, the notarization of the Minutes of the General Extraordinary Meeting of Shareholders of “INDUSTRIAS CLAZAGO”, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, was certified, by virtue of which it was resolved, among other things, to restate the entire contents of the by-laws of the corporation. III.- By means of notarial instrument number twenty seven thousand seven hundred twenty one, dated July thirty, nineteen ninety seven, granted before the undersigned Notary Public, pending to be registered before the Public Registry of Commerce of this City, since the same has been recently granted, regarding the notarization of the Minutes of the General Ordinary and Extraordinary Meeting of
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES CARLOS ALEJANDRO DURAN LOERA, Esq., NOTARY PUBLIC No. 11 IN AND FOR MEXICO CITY, FEDERAL DISTRICT>

Carlos A. Durán Loera
Notary Public
Shareholders, where it was resolved, to change the corporate name of the corporation from “INDUSTRIAS CLAZAGO”, SOCIEDAD ANONIMA DE CAPITAL VARIABLE to “INDUSTRIAS INNOPACK”, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, and the restatement of the entire contents of the By-Laws of the corporation; the corresponding portion of the above mentioned instrument is hereinafter transcribed: “... AGENDA I.- PROPOSAL TO CHANGE THE CORPORATE NAME OF THE CORPORATION. RESOLUTIONS ON THIS REGARD.- II.- RESTATEMENT OF THE ENTIRE CONTENTS OF THE BY-LAWS... Then, the items of the Agenda were discussed as follows: I.- TO CHANGE THE CORPORATE NAME OF THE CORPORATION. RESOLUTIONS ON THIS REGARD.- During the discussion of item I of the Agenda, the Chairman stated before the shareholders that the change of the current corporate name of the corporation resulted convenient, upon obtaining the permit granted by the Ministry of Foreign Affairs, in order to achieve a higher commercial impact. After the corresponding deliberation, the shareholders adopted the following: RESOLUTION.- 1.1. It is resolved to change the current corporate name of the corporation for INDUSTRIAS INNOPACK, S.A. DE C.V., to be always followed by the words “Sociedad Anónima de Capital Variable” or by its abbreviation “S.A. DE C.V”. II.- RESTATEMENT OF THE ENTIRE CONTENTS OF THE BY-LAWS.- During the discussion of item II of the Agenda, the Chairman proposed the Meeting the restatement of the entire contents of the by-laws of the corporation, mainly to include therein the approved changes regarding the corporate name and to grant the management of the corporation more flexibility. Then, the terms of the entire restatement subject matter of the proposal were submitted to the consideration of those who were present at the meeting. After deliberating on this matter, the Meeting adopted by unanimous vote, the following: RESOLUTION.- ONLY.- It is resolved to approve the restatement of the entire contents of the by-laws of the corporation, to read as follows: BY-LAWS. ARTICLE I. CORPORATE NAME, ADDRESS, NATIONALITY, PURPOSE AND DURATION. CLAUSE FIRST.- The corporate name of the corporation is “INDUSTRIAS INNOPACK” to be always followed by the words “Sociedad Anónima de Capital Variable” or by its abbreviation “S.A. DE C.V”. CLAUSE SECOND.- The address of the corporation shall be in Mexico City, Federal District, but the corporation may establish agencies and branches anywhere within the Mexican Republic or abroad, and may determine conventional addresses, without this constituting a change of its corporate address. CLAUSE THIRD.- The purpose of the corporation shall be as follows: a).- To
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES CARLOS ALEJANDRO DURAN LOERA, Esq., NOTARY PUBLIC No. 11 IN AND FOR MEXICO CITY, FEDERAL DISTRICT>

Carlos A. Durán Loera
Notary Public
manufacture, prepare, distribute, purchase, sell, import and export all kind of products permitted by the law, and in general, all kind of items or merchandise whether domestic or foreign, whether as raw material, semi-finished or finished products, pre-assembled, or in parts, related to the corporate purpose and to trade such items in any manner whatsoever whether directly or through third parties; b) To promote, organize and manage all kind of business or civil corporations; c) To acquire or participate in the capital stock or assets of other business or civil corporations, by participating in the organization thereof or by acquiring shares or stock of already organized corporations, and to transfer or convey such shares or stock; d) To provide counseling and consulting services and technical assistance of industrial or business nature; e) To obtain financing to comply with its corporate purpose and to grant loans related to the corporations in which the corporation holds any interest of capital stock or regarding which the corporation hold shares or stock; f) To draw negotiable instruments and to accept, endorse, and otherwise secure or warrant the same, in any manner whatsoever, to secure the performance of the obligations of the corporations in which the corporation holds any interest of capital stock or regarding which the corporation hold shares or stock; g) To carry out all kind of commission agency and mediation transactions with business corporations, and to act as representative, agent or commission agent of any Mexican or foreign company; h) To acquire, exploit and utilize patents, certificates of invention, drawings and industrial models, trademarks, advertisement and trade names, copyrights, know-how, and in general all kind of intellectual property rights; i) To obtain and grant licenses for the use and exploitation of patents, certificates of invention, drawings and industrial models, trademarks, advertisement and trade names, copyrights, know-how, and in general all kind of intellectual property rights; j) To acquire, possess and use under any legal title, any kind of personal or real estate property and property rights, that are necessary or convenient for the corporate purpose; and k) In general, to perform any actions and enter into all agreements and related, accessory or incidental transactions thereto that may be necessary or convenient to comply with the above mentioned purposes.- CLAUSE FOURTH.- The Corporation The Corporation shall be organized under the laws of the United Mexican States. Any alien that, upon incorporation of the corporation or at any time thereafter acquires any shares of stock or partnership interest therein, formally agrees before the Ministry of Foreign Affairs to be deemed as a Mexican national with regards to any shares or interests he/she may acquire or hold, and regarding the goods, rights,
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES CARLOS ALEJANDRO DURAN LOERA, Esq., NOTARY PUBLIC No. 11 IN AND FOR MEXICO CITY, FEDERAL DISTRICT>

Carlos A. Durán Loera
Notary Public
concessions, equity stock or interests held by the corporation, or related to the rights and obligations derived from any agreements entered into by and between the corporation and the Mexican governmental agencies, it being further understood that such alien agrees not to invoke the protection of his or her government, under penalty of forfeiting such shares or interests to the United Mexican States. CLAUSE FIFTH.- The duration of the Corporation shall be of ninety nine years counted from the execution date of the articles of incorporation... AGENDA. I.- Granting powers. I.1. Messrs. Claudio Zapata Gómez, Claudio Zapata Bakas, Hernán Zapata Akincilar and Ricardo Liaño Cuenca, Adrian Ramírez Gallegos and Luz María Garrido Sacristán are hereby granted with a general power of attorney for acts of domain, according to provisions of third paragraph of article two thousand five hundred fifty four of the Civil Code. Mr. Claudio Zapata Gómez may exercise this power of attorney for acts of domain, individually. Messrs. Claudio Zapata Bakas, Hernán Zapata Akincilar and Ricardo Liaño Cuenca may only exercise this power on a joint manner, and the signature of two of them shall be required in any event. Messrs. Adrian Ramírez Gallegos and Luz María Garrido Sacristán may only exercise this power of attorney for acts of domain as to anything and only and exclusively regarding all kind of loans granted to Industrias Innopack, S.A. de C.V. (formerly Industrias Clazago, S.A. de C.V.), and to grant the collaterals that may be required as a result of such loans. Any of the above mentioned attorneys-in-fact may exercise such power of attorney on a jointly basis among them, or with any of the other attorneys-in-fact, but any action so performed shall require two signatures. I.2. Messrs. Claudio Zapata Gómez, Claudio Zapata Bakas, Hernán Zapata Akincilar, Ricardo Liaño Cuenca, Adrian Ramírez Gallegos and Rodrigo Oliva Salinas are granted with a power of attorney to gant and execute negotiable instruments, according to provisions of article nine of the the Ley General de Títulos y Operaciones de Crédito (General Law of Negotiable Instruments and Credit Operations), except that they shall not be authorized to grant collaterals, surety bonds or guarantors in favor of third parties to secure obligations of corporations in which the corporation does not hold at least fifty one percent of capital stock. Mr. Claudio Zapata Gómez may exercise this power of attorney for acts of domain, individually. Messrs. Claudio Zapata Bakas, Hernán Zapata Akincilar and Ricardo Liaño Cuenca may exercise this power on a jointly manner. For such purposes, Messrs. Claudio Zapata Gómez, Claudio Zapata Bakas, Hernán Zapata Akincilar and Ricardo Liaño Cuenca are members of the firm “A”. Messrs. Adrian Ramírez Gallegos and Rodrigo Oliva
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES CARLOS ALEJANDRO DURAN LOERA, Esq., NOTARY PUBLIC No. 11 IN AND FOR MEXICO CITY, FEDERAL DISTRICT>

Carlos A. Durán Loera
Notary Public
Salinas are members of the firm “B”. The signature of two members of the firm “A” or of one member of the firm “A” and one member of the firm “B” shall be required. I.3.- Messrs. Claudio Zapata Gómez, Claudio Zapata Bakas, Hernán Zapata Akincilar, Ricardo Liaño Cuenca and Adrian Ramírez Gallegos are hereby granted with a power of attorney to open and cancel check and investment accounts. Mr. Claudio Zapata Gómez may exercise this power of attorney for acts of domain, individually. The remaining attorneys-in-fact may only exercise this power of attorney on a joint basis. For such purposes, Messrs. Claudio Zapata Gómez, Claudio Zapata Bakas, Hernán Zapata Akincilar and Ricardo Liaño Cuenca are members of the firm “A”. Mr. Adrian Ramírez Gallegos is a member of the firm “B”. The signature of two members of the firm “A” or of one member of the firm “A” and one member of the firm “B” shall be required. I.4.- Messrs. Claudio Zapata Gómez, Claudio Zapata Bakas, Hernán Zapata Akincilar, Ricardo Liaño Cuenca, Adrian Ramírez Gallegos, Rodrigo Oliva Salinas and Manuel Campos Martínez are hereby granted a general power of attorney for acts of administration, according to provisions of second paragraph of the above cited article two thousand five hundred fifty four of the Civil Code. Messrs. Claudio Zapata Gómez, Claudio Zapata Bakas, Hernán Zapata Akincilar, Ricardo Liaño Cuenca and Adrian Ramírez Gallegos may exercise this power of attorney individually. The remaining attorneys-in-fact may only exercise this power of attorney on a joint basis, and the signature of two attorneys-in-fact shall be required. I.5.-. Messrs. Claudio Zapata Gómez, Claudio Zapata Bakas, Hernán Zapata Akincilar, Ricardo Liaño Cuenca, Adrian Ramírez Gallegos, Rodrigo Oliva Salinas, Manuel Campos Martínez, Martín Campos Suárez and Yolanda Castillo Mejía are hereby granted with a general power of attorney for lawsuits and collections, including all general and special powers that must be expressly set forth according to law, under provisions of first paragraph of article two thousand five hundred fifty four of the Civil Code of the Federal District, and relative articles of the Civil Codes of the States of the Mexican Republic. The attorneys-in-fact shall have the following powers, which are listed without limitation: I.- .- To submit and withdraw from litigation, including the “amparo” lawsuit; II.- To settle; III.- To submit to arbitration; IV.- To make and answer interrogatories; V.- To challenge; VI.- To receive payments; VII.- To file criminal complaints and charges in criminal matters and withdraw from them if permitted for by the Law; VIII.- To assist the Attorney General’s Office to demand restitution in tort. The attorneys-in-fact shall not be authorized to assign the assets of the corporation. The
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES CARLOS ALEJANDRO DURAN LOERA, Esq., NOTARY PUBLIC No. 11 IN AND FOR MEXICO CITY, FEDERAL DISTRICT>

Carlos A. Durán Loera
Notary Public
power of attorney referred to in the preceding paragraph shall be exercised before private entities and before all kind of administrative or judicial authorities, whether of federal, state, municipal or criminal nature, and before the Conciliation and Arbitration Boards, whether local or federal and before all labor authorities. The attorneys-in-fact may exercise this power of attorney individually. As to anything regarding the special powers to withdraw from litigation and to assign assets, Messrs. Claudio Zapata Gómez, Claudio Zapata Bakas, Hernán Zapata Akincilar and Ricardo Liaño Cuenca shall be the only attorneys-in-fact authorized to exercise such power. Mr. Zapata Gómez may exercise this power of attorney individually, and the remaining three attorneys-in-fact shall always exercise this power on a joint basis, and the signature of either two ot them shall be required. I.6.- Messrs. Claudio Zapata Gómez, Claudio Zapata Bakas, Hernán Zapata Akincilar, Ricardo Liaño Cuenca, Adrian Ramírez Gallegos, Rodrigo Oliva Salinas, Manuel Campos Martínez, Martín Campos Suárez and Yolanda Castillo Mejía are hereby granted with a general power of attorney for labor matters, according to which they shall have the legal representation of the corporation, according to and for the purposes of articles eleven, forty six, forty seven, one hundred thirty four, section third, five hundred twenty three, six hundred ninety two, sections first, second and third, seven hundred eighty six, seven hundred eighty seven, eight hundred seventy three, eight hundred seventy eight, eight hundred eighty, eight hundred eighty three, eight hundred eighty four and relative articles of the Ley Federal del Trabajo (Federal Labor Law; therefore, the attorneys-in-fact are granted with the following powers, which are listed without limitation: a) To act before unions with which the corporation has or may enter into collective bargaining agreements; before employees of the corporation individually considered, and for all employee-employer matters to be exercised before any labor and social service authority as referred to in article five hundred twenty three of the Federal Labor Law; b) To appear before the Conciliation and Arbitration Boards, whether local or federal; consequently to represent the employer for the purposes of articles eleven, forty six and forty seven of the Federal Labor Law and to represent the corporation in order to evidence the capacity and authority to appear before the court and outside the court, under the terms of article six hundred ninety two, sections second and third of the Federal Labor Law; c) The attorneys-in-fact may answer interrogatories during the deposition of witnesses, according to provisions of articles seven hundred eighty seven and seven hundred eighty eight of the Federal Labor Law, including powers to make and answer
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES CARLOS ALEJANDRO DURAN LOERA, Esq., NOTARY PUBLIC No. 11 IN AND FOR MEXICO CITY, FEDERAL DISTRICT>

Carlos A. Durán Loera
Notary Public
interrogatories; to appoint addresses to hear and receive notices upon summons; to appear with Full Representation at the hearing referred to in articles eight hundred seventy three, eight hundred seventy five, eight hundred seventy six sections first and sixth, eight hundred seventy nine and eight hundred eighty eight of the Federal Labor Law; d) The attorneys-in fact shall be authorized to make settlements, to enter into, negotiate and execute severance agreements; likewise, the attorneys-in-fact may act as representatives in their capacity as managers, as to anything regarding all kind of lawsuits or labor proceedings initiated before any authority; likewise, they may formalize labor agreements and rescind them; e) Consequently, for all purposes mentioned before, in their capacity as Legal Representatives of the Corporation the attorneys-in-fact shall be granted with a general power of attorney for lawsuits and collections and acts of administration, according to the two first paragraphs of article two thousand five hundred fifty four and article two thousand five hundred eighty seven of the Civil Code of the Federal District and relative articles of the Civil Codes of the States of the Mexican Republic; f) The attorneys-in-fact may file criminal complaints and, without limitation, they may submit and withdraw from all kind of proceedings, litigations and remedies, including the “amparo” lawsuit; to settle and submit to arbitration; to make and answer interrogatories; to challenge, receive payments, file criminal complaints and file charges and withdraw from them if permitted for by the Law and as they may deem convenient; and to exercise this Representation before any individual or legal entity, public or private entity and before civil, criminal, administrative, fiscal, military or labor authorities in any matter of labor nature, having the power to challenge judges and other authorities; to assist the Attorney General’s Office; to grant pardons and appoint experts, in any event, in defense o the interests of the corporation. The attorneys-in-fact may exercise this power of attorney individually. I.7.- Messrs. Claudio Zapata Gómez, Claudio Zapata Bakas, Hernán Zapata Akincilar, Ricardo Liaño Cuenca, Adrian Ramírez Gallegos are hereby granted with the power to grant and substitute the powers of attorney, according to the limitations imposed upon them. Mr. Claudio Zapata Gómez may exercise this power of attorney individually. The remaining attorneys-in-fact may only exercise this power of attorney on a joint basis, and the signature of two attorneys-in-fact shall be required.
INSERT
     ARTICLE TWO THOUSAND FIVE HUNDRED FIFTY FOUR OF THE CIVIL CODE FOR THE FEDERAL DISTRICT:
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES CARLOS ALEJANDRO DURAN LOERA, Esq., NOTARY PUBLIC No. 11 IN AND FOR MEXICO CITY, FEDERAL DISTRICT>

Carlos A. Durán Loera
Notary Public
     “In the general powers of attorney for lawsuits and collections, it shall be sufficient to state that it is granted with all general and special powers, including those powers which according to the law require a special clause, to be deemed as granted without limitation whatsoever.
     In the General Powers of attorney for administration of property, it shall be sufficient to state that they are granted with such character in order for the attorney-in-fact is authorized for any kind of administrative powers.
     In the General Powers of attorney for acts of domain it shall be sufficient to state that they are granted with such character in order for the attorney-in-fact to have all faculties as owner, either in connection with the property and to carry out any kind of actions to prevent them.
     Whenever the powers of attorneys-in-fact shall be limited in any of the three cases above-mentioned, the limitations shall be stated within the power of attorney granted or the power of attorney shall be special.
     The notaries shall insert the text of this article within the deeds of the powers of attorney granted.”
THIS IS THE FIRST NOTARIZED CERTIFIED COPY ISSUED TO “TECNICOS DE TAPAS INNOVATIVAS”, SOCIEDAD ANONIMA DE CAPITAL VARIABLE AS INTERESTED PARTY. THIS INSTRUMENT IS PRINTED WITH PERMANENT INK, HAS BEEN DULY COMPARED AND IT IS CONTAINED IN TWENTY SIX USEFUL PAGES. I ATTEST.
     MEXICO CITY, FEDERAL DISTRICT, ON THIS DAY DECEMBER EIGHTH, NINETEEN NINETY SEVEN.
/S/
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES CARLOS ALEJANDRO DURAN LOERA, Esq., NOTARY PUBLIC No. 11 IN AND FOR MEXICO CITY, FEDERAL DISTRICT>

Carlos A. Durán Loera
Notary Public
(Seal)
GOVERNMENT OF THE STATE OF JALISCO
EXECUTIVE POWER
GENERAL SECRETARY’S OFFICE
PUBLIC REGISTRY OF PROPERTY AND COMMERCE
In Guadalajara, Jal., on this day JANUARY 9th, 1998
Submitted for registration on this date at 14:16 Hours
(Seal)
Public Registry of Property and Commerce
(National Coat of Arms)
MEXICAN REPUBLIC
DEPUTY DIRECTOR OF THE 1st OFFICE OF
THE REGISTRY OF PROPERTY AND COMMERCE
/S/
MR. MANUEL SANTILLAN CARDENAS
In Guadalajara, Jal., on this day JANUARY 9th, 1998
Recorded under Number 175-176 of Volume 661 of
Book First of the Registry of Commerce. The above
mentioned documentation has been attached under number
34 to Appendix 2705 of this Book.
(Seal)
Public Registry of Property and Commerce
(National Coat of Arms)
MEXICAN REPUBLIC
DEPUTY DIRECTOR OF THE 1st OFFICE OF
THE REGISTRY OF PROPERTY AND COMMERCE
/S/
MR. MANUEL SANTILLAN CARDENAS
Registration rights paid under Income Reference
No. 6162009 and were in the amount of $ 812.00.
I attest.—
<Notarial Seal that reads: <Emblem> THE UNITED MEXICAN STATES CARLOS ALEJANDRO DURAN LOERA, Esq., NOTARY PUBLIC No. 11 IN AND FOR MEXICO CITY, FEDERAL DISTRICT>